UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant     ☐

Filed by a Party other than the Registrant     ☒

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material under §240.14a-12

SOLITARIO ZINC CORP.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐     Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No:

(3) Filing Party:

(4) Date Filed:

SOLITARIO ZINC CORP.

Notice of Annual Meeting of Shareholders

To the Shareholders:

You are invited to attend the annual meeting (the “Annual Meeting”) of shareholders (“Shareholders” or “Solitario Shareholders”) of Solitario Zinc Corp. (the “Company” or “Solitario”).  The Annual Meeting will be held at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, on June 20, 2023 at 10:00 a.m., Mountain Daylight Time.  At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

1.	To elect seven directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

2.	To approve an amendment to Solitario’s Articles of Incorporation to change the name of the Company to “Solitario Resources Corp.” ;

3.	To approve the 2023 Solitario Stock and Incentive Plan (the “2023 Plan”);

4.	To hold an advisory vote to approve Solitario’s executive compensation program;

5.	To ratify the appointment of Plante & Moran, PLLC as Solitario's independent registered public accounting firm for fiscal year 2023; and

6.	To transact such other business as may properly come before the meeting and all adjournments thereof.

The Board of Directors of the Company has fixed the close of business on May 2, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.  The approximate date of the mailing of the Proxy Statement, the enclosed annual report and form of proxy is May 8, 2023.  A complete list of shareholders will be available for examination at the Annual Meeting and prior to the Annual Meeting at our offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 beginning two business days after the date of the mailing of the enclosed Proxy Statement.

Your attention is directed to the accompanying Proxy Statement. To constitute a quorum for the conduct of business at the Annual Meeting, it is necessary that holders of one third (33%) of all outstanding shares of common stock entitled to vote at the Annual Meeting be present in person or be represented by proxy. To assure representation at the Annual Meeting, you are urged to date and sign the enclosed proxy and return it promptly in the enclosed envelope.

By Order of the Board of Directors

/s/James R. Maronick

Secretary

April 28, 2023

Wheat Ridge, Colorado

PROXY STATEMENT

i

Solitario ZINC Corp.

4251 Kipling Street, Suite 390

Wheat Ridge, CO 80033

(303) 534-1030

PROXY STATEMENT

This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors” or the “Board") of Solitario Zinc Corp., a Colorado corporation ("Solitario" or the "Company"), of proxies in the accompanying form for use at the annual meeting of shareholders  to be held on June 20, 2023 at 10:00 a.m., Mountain Daylight Time, at the Company’s principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, and any adjournment or postponement of such meeting (the "Annual Meeting").

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 20, 2023: This Proxy Statement, the accompanying proxy card, and our 2022 Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 10-K") (without exhibits) (the “Proxy Materials”) are available online at www.solitarioxr.com.  Shareholders cannot submit their vote at www.solitarioxr.com.  The shareholders will be able to vote on the internet at www.investorvote.com.

The 2022 10-K is being delivered to the Company's shareholders with this Proxy Statement.  Upon written request from any person solicited herein, addressed to the Corporate Secretary of Solitario at its principal offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033, Solitario will provide, at no cost, a copy of the 2022 10-K, without exhibits.  A copy of any or all of the exhibits to the 2022 10-K will be furnished for a fee, which will not exceed the Company's reasonable expenses in furnishing the exhibits.

Proxies are solicited so that each shareholder may have an opportunity to vote.  These proxies will enable shareholders to vote on all matters that are scheduled to come before the Annual Meeting.  When proxies are returned properly executed, the shares represented thereby will be voted in accordance with the shareholders' directions.  Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the Board.  Means have been provided whereby a shareholder may withhold his or her vote for any director.  The proxy card also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that was not known on the date of the Proxy Statement but may properly be presented for action at the Annual Meeting.

Registered shareholders and any shareholders who requested to receive the Proxy Materials by mail are asked to sign, date, and return the accompanying proxy card (or otherwise vote electronically) regardless of whether or not you plan to attend the Annual Meeting.  The approximate date of the mailing Proxy Materials, where applicable, and of delivery of a Notice of Internet Availability of Proxy Materials (the “Notice”) is May 8, 2023.  The Notice contains instructions on how to access and review the Proxy Materials, including our proxy statement, and our annual report on the internet and how to access an electronic proxy card to vote on the internet or by telephone.  The Notice also contains instructions on how to receive a paper copy of the proxy.  If you receive the Notice by mail, you will not receive a printed copy of the proxy materials, unless you request one.  If you receive the Notice by mail and would like to receive a printed copy of our Proxy Materials, please follow the instructions in the Notice.  The Proxy Materials will be available on the internet at www.envisionreports.com/SLRQ2022.

Any shareholder returning a proxy by mail has the power to revoke it at any time before shares represented by the proxy are voted at the Annual Meeting.  A proxy may be revoked by a shareholder by the submission of a new proxy card with a later date or a written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this Proxy Statement before the Annual Meeting.  Further, if a shareholder attends the Annual Meeting in person, he or she may request that a previously submitted proxy not be used.  Any shares represented by an unrevoked proxy will be voted unless the shareholder attends the Annual Meeting and votes in person.  A shareholder's right to revoke his or her proxy is not limited by, or subject to, compliance with a specified formal procedure, but written notice should be given to the Corporate Secretary of Solitario at or before the Annual Meeting If a shareholder holds shares in street name at a broker or through a retirement or savings plan or other similar plan, the shareholder may need to  check the voting instruction card or contact his, her or its broker, nominee, trustee or administrator to determine whether that shareholder will be able to revoke or change a vote.

1

The proposed corporate actions on which the shareholders are being asked to vote at the Annual Meeting are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

The expense of printing and mailing proxy material will be borne by Solitario. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers, and other employees of Solitario in person or by telephone or other means of electronic communication. No additional compensation will be paid for such solicitation.

Arrangements will also be made with brokerage firms and other custodians, nominees, and fiduciaries to forward proxy solicitation material to certain beneficial owners of Common Stock (as defined below) and Solitario will reimburse such brokerage firms, custodians, nominees, fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

SHARES OUTSTANDING; VOTES REQUIRED; BOARD RECOMMENDATIONS

The holders of shares of Solitario's issued and outstanding $.01 par value common stock (the “Common Stock”) at the close of business on May 2, 2023, the record date, are entitled to vote at the Annual Meeting.  On April 28, 2023 there were 64,801,373 shares of Common Stock outstanding which is estimated to be the same number of shares outstanding on the record date.  Each outstanding share of Common Stock entitles its holder to one vote.  The presence in person or by proxy of one third (33%) of the outstanding shares of Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting.  Shares of Common Stock held by persons who abstain, and broker non-votes will be counted as present in determining whether a quorum is present at the Annual Meeting.  In the event there are not sufficient shares of Common Stock represented in person or by proxy for a quorum or to approve one or more of the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

If a quorum is present at the Annual Meeting:

•	The seven nominees for election as directors who receive the greatest number of votes cast for the election of directors shall be elected directors. No cumulative voting is permitted.

•

With respect to each of the other proposals being submitted to the shareholders for approval, being: (i) the approval of an amendment to Solitario’s Articles of Incorporation to change the name of the Company to “Solitario Resources Corp.” (the “Name Change Amendment”); (ii) the approval of the 2023 Solitario Stock and Incentive Plan (the “2023 Plan”); (iii) the non-binding advisory vote on executive compensation; and (iv) the ratification of the appointment of Plante & Moran, PLLC (“Plante Moran”) as our independent registered public accounting firm for 2023, each will be approved if a majority of the votes deemed present at the time of a vote on the proposal, vote in favor of such proposal.

The Board of Directors unanimously recommends that shareholders vote:

•	FOR the election of each of the nominees for director;
•	FOR the Name Change Amendment;
•	FOR the approval of the 2023 Plan;
•	FOR approval of the Company’s executive compensation program; and
•	FOR the ratification of Plante Moran as the Company’s independent registered public accounting firm.

Proxies submitted properly will be voted in accordance with the instructions contained therein. If the proxy card is submitted but voting directions are not provided, the proxy will be voted “FOR” each of the seven director nominees; “FOR” the Name Change Amendment, “FOR” the 2023 Plan, “FOR” the advisory vote on executive compensation, and “FOR” ratification of the appointment of Plante Moran as our independent registered public accounting firm, and in such manner as the proxies named on the proxy card, in their discretion, determine upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

2

If your shares are held through a broker, bank or other nominee (collectively referred to as “brokers”), the broker will vote your shares according to the specific instructions it receives from you. If the broker does not receive voting instructions from you, the broker is only deemed present and entitled to vote on a proposal that is considered a “routine” matter without specific instruction from the shareholder. The ratification of Plante Moran is a routine matter; however, each of the other proposals being considered at the Annual Meeting is not considered a “routine” matter. Accordingly, if you do not give instructions to your broker, the broker will not be deemed present at the time of the vote on each non-routine matter and will not be deemed authorized to vote your shares with respect to the non-routine matters being considered at the Annual Meeting. The broker’s failure to vote because it lacks discretionary authority to do so, commonly referred to as a “broker non-vote,” will not affect the outcome of the vote on the non-routine matters being submitted at the Annual Meeting because they will not be deemed present at the time of the vote for those matters. For the proposal to ratify the appointment of Plante Moran as the Company’s independent registered public accounting firm no broker “non-votes” are expected on this proposal because it is a “routine” matter upon which brokers may vote without specific direction from holders of shares in “street name.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

1. When and where will the Annual Meeting be held?

As described in the notice, we will hold the Annual Meeting at the offices of Solitario located at 4251 Kipling St., Suite 390, Wheat Ridge, Colorado 80033.  The Annual Meeting is scheduled for June 20, 2023 at 10:00 a.m. Mountain Daylight Time. If you expect to attend the Annual Meeting in person, please call Solitario at (303) 534-1030 to ensure that sufficient accommodations are prepared.

2. Who is asking for my vote?

The Board of Directors is sending the Notice and providing this Proxy Statement along with other soliciting materials and the proxy card to you and all other persons who are shareholders of record of Solitario as of the close of business on May 2, 2023. The Board of Directors is soliciting your vote for our Annual Meeting.

3. Who is eligible to vote?

Shareholders who own shares of Common Stock at the close of business on the record date are eligible to vote. Each outstanding share of Common Stock is entitled to one vote.

4. Might the Annual Meeting be adjourned?

We do not intend to seek adjournment of the Annual Meeting unless we have insufficient holders of the outstanding shares of Common Stock present in person or by proxy to meet a quorum (which under our bylaws requires the presence of holders of at least one-third (33%) of the outstanding shares). If this occurs, we will consider the advisability of proposing an adjournment to a specific time and place. Unless the Board of Directors fixes a new record date, shareholders for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the Annual Meeting as originally called.

5. Why did you send me this booklet?

This booklet is a Proxy Statement. It provides you with information you should review before voting on the proposals, discussed above, and in the Notice of Annual Meeting of Shareholders. You are receiving these proxy materials because you have the right to vote at the Annual Meeting. Such proxy materials are also available on-line at www.solitarioxr.com.

3

6. How do I vote?

Registered Shareholders

There are different methods by which registered shareholders (“Registered Shareholders”), whose names are directly shown on the books or records of the Company as owning shares of Common Stock, can vote their shares at the Annual Meeting in person or by proxy. Should a Registered Shareholder wish to vote in person at the Annual Meeting, that person should attend the meeting where his or her vote will be taken and counted. Should the Registered Shareholder not wish to attend the meeting, his or her vote may be voted by proxy through one of the methods below.

A Registered Shareholder may vote by proxy by using one of the following methods: (i) the paper form of proxy to be returned by mail or delivery; (ii) by using the internet; or (iii) by telephone. The methods of using each of these procedures are as follows:

Voting by Internet.  A Registered Shareholder may vote by Internet by accessing the following website:  www.investorvote.com.  When you log on to the site you will be required to input a control number as instructed on the notice and/or form of proxy. Registered Shareholders may vote by internet up to 5:00 p.m. (MDT) on June 15, 2023.

Voting by Telephone:  A Registered Shareholder may vote by telephone by calling the toll-free number 1-866-732-8683.  When you telephone you will be required to input a control number as instructed on the notice and/or form of proxy.  Registered Shareholders may vote by telephone up to 5:00 p.m. (MDT) on June 15, 2023.

Voting by Mail.  A Registered Shareholder may vote by mail by completing, dating and signing the enclosed form of proxy and mailing it to Computershare Investor Services Inc. in the envelope provided for receipt no later than 5:00 p.m.  (MDT) on June 15, 2023.  Joint owners must each sign the proxy card.

Beneficial Shareholder

If you own your shares through a broker-dealer or other nominee (a “Beneficial Shareholder”) you must vote your shares in the manner provided by that broker-dealer or other nominee. If you own your shares through a broker-dealer or other nominee, you are not considered to be a shareholder of record, and you will not be permitted to vote your shares in person at the Annual Meeting, unless you have obtained a proxy for those shares from the nominee who holds your shares of record. Beneficial Shareholders should ensure that instructions respecting the voting of their shares of Common Stock are communicated to the appropriate person at the broker-dealer or other nominee where your shares are held.

7. Why does my name not appear as a shareholder of record?

Many investors own their investment securities through a broker-dealer or other nominee. Broker-dealers frequently clear their transactions through other broker-dealers and may hold the actual certificates for shares in the name of securities depositories, such as CEDE & Co. (operated by Depository Trust Company of New York City). In such a case, only the ultimate certificate holder appears on our records as a shareholder even though that nominee may not have any economic interest in the shares that you actually own through your broker-dealer. You should contact your broker-dealer for more information about this process. You have the right to request that your broker-dealer deliver to you a certificate representing your shares.

8. How can I obtain more information about Solitario?

This Proxy Statement is available online at www.solitarioxr.com. In addition, information is available on our website at www.solitarioxr.com and through periodic reports filed by Solitario with the Securities and Exchange Commission (“SEC”) and available at: www.sec.gov.

4

9. Why are we being asked to vote on the proposals?

The rules of the NYSE American Exchange (the “NYSE American”) and Colorado state law require Solitario to hold an annual meeting of shareholders to, among other things, elect directors. At the Annual Meeting shareholders are being asked to consider certain proposals that are commonly considered at an annual meeting of shareholders for a publicly reporting company, being the election of a slate of directors (Proposal No. 1), the approval of the Company’s executive compensation program (Proposal No. 4), and the ratification of the Company’s independent public accounting firm for fiscal 2023 (Proposal No. 5). In addition:

•

Proposal No. 2: Solitario’s primary assets have become more diverse with the addition of its right in the Golden Crest project in South Dakota. In addition, Solitario has continued to evaluate, and is currently investigating, other exploration projects in various target metals for potential acquisition and exploration. The Board believes that the name of Solitario Zinc does not generally reflect the spectrum of our activities and assets. As a result of the broadening of our assets and focus, Solitario is seeking to amend its Articles of Incorporation to change in its corporate name to Solitario Resources Corp. to better reflect the focus and direction of the Company, and as required by Colorado law is seeking shareholder approval of the proposed amendment.

•

Proposal No. 3: The 2013 Solitario Exploration & Royalty Corp. Omnibus Stock and Incentive Plan (the “2013 Plan”) will expire on June 17, 2023, at which time no additional options may be granted from the 2013 Plan. In order for the Company to have the flexibility to offer stock options and other equity compensation on March 29, 2023 the Board of Directors approved the 2023 Plan, as further described below, subject to shareholder approval at the 2023 Annual Meeting, for inclusion in this Proxy Statement.

FORWARD LOOKING STATEMENTS

THIS PROXY STATEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT HAVE BEEN MADE PURSUANT TO PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS REPRESENT SOLITARIO’S EXPECTATIONS OR BELIEFS CONCERNING FUTURE EVENTS, INCLUDING ANY STATEMENTS REGARDING: SOLITARIO'S BUSINESS AND BUSINESS RELATIONSHIPS, SOLITARIO'S BUSINESS ACTIVITIES AND ASSETS, AND THE SUFFICIENCY OF SOLITARIO'S CASH BALANCES AND CASH USED IN OPERATIONS, FINANCING AND/OR INVESTING ACTIVITIES. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "INTENDS," "PROJECTS," "PLANS," "EXPECTS," "ANTICIPATES" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY FROM THE COMPANY’S PROJECTIONS. INFORMATION REGARDING CERTAIN OF THESE RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THE RESULTS IN THESE FORWARD-LOOKING STATEMENTS ARE DISCUSSED IN SOLITARIO'S PERIODIC REPORTS AND DOCUMENTS FILED WITH THE SEC. THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS PROXY STATEMENT ARE MADE ONLY AS OF THE DATE OF THIS PROXY STATEMENT. WE DO NOT UNDERTAKE ANY OBLIGATION TO UPDATE OR SUPPLEMENT ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES, EXCEPT AS REQUIRED BY LAW.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board currently consists of seven directors. We are asking the shareholders to vote to elect the following nominees to our Board of Directors at the Annual Meeting who will each serve until the next annual meeting of shareholders or until their successors are elected or appointed and qualified or until any such director’s earlier death, resignation or removal. Unless a vote is withheld by the shareholder, the proxies solicited by the Board will be voted for the election of each nominee. The seven nominees who receive the most votes will be elected. If a shareholder does not vote for a nominee or indicates to "withhold" authority to vote for a nominee on the proxy card, that shareholder's vote will not count either for or against the nominee. If any nominee shall not be a candidate for election as a director at the meeting, it is intended that votes will be cast pursuant to the enclosed proxy for any substitute nominees as may be nominated by the existing directors. No circumstances are presently known which would render any nominee named below unavailable to serve as a director.

5

Identification of Directors

The slate of nominees for election to Solitario’s Board of Directors is below.

Name	Age

Brian Labadie Chairman (1)(2)(3)	70

Mr. Labadie has been a director of Solitario since June 2006 and Chairman since March of 2009.  He is an independent mining industry consultant.  He was a director of Crown Resources Corporation (TSX: CRS) ("Crown") from June of 2002 until August 2006 upon completion of Crown’s merger with Kinross Gold Corporation ("Crown-Kinross Merger") and a director of Battle Mountain Gold Exploration Corporation (OTC:BMGX) from June 2005 to June 2007.  In evaluating Mr. Labadie’s qualifications as a director, the Board considered Mr. Labadie’s experience of over forty years in the mining industry.  The specific experience that Mr. Labadie brings to Solitario includes formal training and experience as a mining engineer including developing and operating mines, both as a mine manager and as a senior executive at Miramar Mining Corporation and Echo Bay Mines.  The Board believes Mr. Labadie’s operating experience complements and enhances the knowledge and understanding the other Board members and management of Solitario have in mining exploration, and corporate finance.  Mr. Labadie spent ten years with Miramar Mining Corporation from November 1996 to September 2006 as the Executive Vice President, COO.  Prior to that, Mr. Labadie spent nine years with Echo Bay Mines, Ltd. as Vice President of Operations.  Mr. Labadie holds a Bachelor of Science degree in geological engineering from the University of Toronto.

John Labate (1)(2)(3)	74

Mr. Labate has been a director of Solitario since December 2016 and is the Audit Committee Chairman.  He is currently CFO of Fortitude Gold Corporation, (OTC: FTCO) a company recently spun-off from Gold Resource Corporation.  From May 2015 to August 2020, he served as the CFO of Gold Resource Corporation.  Mr. Labate has held management positions in the mining industry for over 35 years.  These include Operations Analysis Manager for Anaconda Minerals Company (1980-1986), Corporate Controller for Bond International Gold (1987-1991), CFO for Crown (1992-1997), CFO for GeoBiotics (1997-1999); CFO for Applied Optical Technologies (1999-2004), CFO for Constellation Copper (2004-2008), CFO for Golden Star Resources (2008-2012) and principal of East Cape Advisors (2012-2015).  Mr. Labate is experienced in all aspects of accounting, finance and regulatory management within the public sector of the mining industry in both the United States and Canada.  The Board believes Mr. Labate’s formal training in accounting and finance, coupled with his nearly 40 years of industry experience, makes him suited to serve on the Board.  Mr. Labate received a Bachelor of Science, Accounting, from San Diego State University and passed all parts of the CPA examination.

James Hesketh (1)(2)(3)(5)	66

Mr. Hesketh has been a director of Solitario since July of 2017. He is presently serving as President, CEO, and Director of Viva Gold Corp., a gold development and exploration company listed on the TSX Venture Exchange (“TSXV”) (TSXV:VAU), which owns an advanced stage gold exploration property near Tonopah Nevada, a position he has held since February 2017. From March 2008 to December 2016.  Mr. Hesketh served as President, CEO and Director of Atna Resources, Ltd., a TSX listed company that operated two gold mines, one each in California and Nevada (“Atna Resources”). Prior to that, from 2005 to 2008, Mr. Hesketh served as President, CEO and Director of Canyon Resources Corporation (“Canyon”), an NYSE-American listed mining company, which was merged with Atna Resources in 2008.  Prior to joining Canyon, Mr. Hesketh served as Principal Mining Engineer and Vice President of NM Rothschild & Sons (Denver) Inc. from 2000 to 2004, which engaged in structured lending to the global metals and mining industry. Mr. Hesketh has proven leadership skills and broad-based industry experience ranging from mergers and acquisitions to mining finance, to mine permitting, development, construction and operations, both domestically and internationally and under U.S. and international regulatory regimes. In evaluating Mr. Hesketh’s qualifications to serve as a director, the Board of Solitario believes that his formal training in engineering and economics combined with more than 40 years of broad-based industry experience and leadership makes him uniquely suited to serve on the Board. Mr. Hesketh holds a Bachelor of Science in Mining Engineering and a Master of Science in Mineral economics, both from the Colorado School of Mines.

6

Christopher E. Herald (5)	69

Mr. Herald has been a director of Solitario since August 1992.  Mr. Herald has also served as Chief Executive Officer since June 1999 and President since August 1993.  Mr. Herald also served as a director of Crown starting in April 1989, as Chief Executive Officer of Crown starting in June of 1999, and as President of Crown from November 1990, each until August 2006, when he resigned from such positions upon completion of the Crown-Kinross Merger.  In evaluating Mr. Herald’s qualifications to serve as a director, the Board of Solitario believes his leadership of Solitario since Solitario’s inception as President and then Chief Executive Officer, as well as his knowledge of the Company’s operations, make him a valuable member of the Board.  In addition, Mr. Herald has shown a keen insight in the evaluation of various opportunities in the mining industry, including the acquisition of properties for exploration and potential merger and acquisition candidates for Solitario.  Mr. Herald has a track record of operating mining companies both with Crown and Solitario and the Board believes this is a significant contributor to the success of Solitario.  Prior to joining Crown, Mr. Herald was a Senior Geologist with Echo Bay Mines and Anaconda Minerals. Mr. Herald is currently a director of Viva Gold Corp and Adamera Minerals (TSXV: ADZ).  Mr. Herald was formerly a director of Underworld Resources Inc. from June 2009 to June 2011, and Atna Resources from May 2009 to June 2015.  Mr. Herald is a past Chairman of the Denver Gold Group, a non-profit industry trade group that organizes gold mining industry institutional conferences in the United States and Europe.   Mr. Herald received a Master of Science in Geology from the Colorado School of Mines and a Bachelor of Science in Geology from the University of Notre Dame.

Gil Atzmon (1)(4)	63

Mr. Atzmon has served as a director of Solitario since July 2017.  He is the founder of Zazu Metals Corporation (“Zazu”).  Mr. Atzmon previously served as Chairman, Chief Executive Officer and President of Zazu from 2006 until it became a wholly-owned subsidiary of Solitario in July 2017. Mr. Atzmon has over 35 years’ experience in the mineral resources sector. His career has included positions as a mining executive, investment banker and mining fund manager. Mr. Atzmon participated in many global exploration and mining projects and successfully arranged financing for the exploration and development of several mineral properties.  In evaluating Mr. Atzmon’s qualifications to serve as a director, the Board believes his leadership of Zazu as its founder and as Zazu’s Chief Executive Officer, as well as his knowledge of the Lik deposit and operations, make him a valuable member of the Board.  In 2001 and 2002, Mr. Atzmon acted as Vice President, Corporate Development of Ivanhoe Mines Ltd. In 2000 and 2001, Mr. Atzmon served as a global energy and mining specialist in institutional equity and sales for BNP Paribas. From 1998 to 2000, Mr. Atzmon was Chief Investment Strategist and Portfolio Manager for US Global Investors, Inc.  Mr. Atzmon holds a Bachelor of Arts degree in Geology and Geography from Columbia College at Columbia University, New York and holds a Master of Arts in Energy and Mineral Resources Economics from the University of Texas at Austin, Texas.

Joshua D. Crumb (1)(4)	43

Mr. Crumb has been a director of Solitario since July 2017.  Mr. Crumb is founder and the Chairman and CEO since December 2020 of Abaxx Technologies Inc. (NEO:ABXX), a financial software company developing and deploying technological infrastructure for global commodity exchanges and digital marketplaces.  Mr. Crumb is the co-founder and Chief Strategy Officer since 2021 of BitGold Inc., (TSX.V:XAU) an internet platform for acquiring, holding and making payments in gold. Mr. Crumb also is a founder and prior to 2020 a former Director and Chief Strategy Officer of Goldmoney Inc., a financial service and technology company.  Mr. Crumb was a director of Zazu from 2011 until it became a wholly-owned subsidiary of Solitario.  Mr. Crumb was previously an Executive Director at Goldman Sachs, working as the Senior Metals Strategist in the Global Economics, Commodities and Strategies research division in London from 2010-2012.  Mr. Crumb also held various positions within the Lundin group of companies, serving as Director of Corporate Development at Lundin Mining, and Special Project Analyst for group chairman Lukas Lundin. From 2012-2014, Mr. Crumb served as a founder and Director of Loma Vista Capital, and an independent Director of Silver Bull Resources Inc. (OTCQB: SVBL; TSX: SVB)) and Astur Gold Corp (TSX: BDG).  In evaluating Mr. Crumb’s qualifications to serve as a director, the Board of Solitario believes his extensive financial and corporate development experience in both the junior mining industry and the financial services industry as well as his knowledge and leadership of Zazu as one of its directors make him suited to serve on Solitario’s Board.  Mr. Crumb holds a Master of Science degree in Mineral Economics, a Graduate Certificate in International Political Economy, and a Bachelor of Science degree in Engineering from the Colorado School of Mines.

7

Debbie Austin (1)(5)	70

Ms. Austin was appointed to the Board in April 2022.  She previously worked for more than thirty years of increasing responsibility at Crown Resources Corporation and Solitario.  She retired from Solitario in 2018.  She has a unique understanding of the corporate operations, structure and goals at Solitario as well as the mining industry in general and the investment community associated with the junior mining industry.  During her career, Ms. Austin has had significant interaction with all types of shareholders, both retail and institutional, and has developed relationships and a high level of skill in these areas.  The Board believes this experience and knowledge will specifically benefit Solitario and will complement the current Board members’ experience in the areas of mineral geology, mining technology and accounting and administration.  The Board believes Ms. Austin will bring value to Solitario by enhancing not only its investor relations but also Solitario’s broader ESG efforts as the Board recognizes that Solitario’s stakeholders are increasingly applying these non-financial factors as part of their analysis process in identifying investment opportunities.  Ms. Austin currently serves on the board of directors of the Yoakum National Bank in Yoakum, Texas.  Ms. Austin received her B.S. degree magna cum laude from Texas A&M University in 1973.

1. The Board has determined this director to be an independent member of the Board in accordance with Section 803A of the NYSE American Company Guide.

2. Member of the Audit Committee.

3. Member of the Compensation Committee.

4. Member of the Nominating and Governance Committee.

5. Member of the Health, Safety, Environment and Social Responsibility Committee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

————————————--

PROPOSAL NO. 2: NAME CHANGE TO SOLITARIO RESOURCES CORP.

Solitario is proposing to amend its Articles of Incorporation to change its name to Solitario Resources Corp. from Solitario Zinc Corp.  In recent years Solitario’s primary assets have become more diverse with the addition of its interest in the Golden Crest project in South Dakota and Solitario has continued to evaluate, and is currently investigating, other exploration projects in various metals for acquisition and exploration.  The name Solitario Zinc Corp. does not generally reflect the spectrum of our activities and assets.  However, if the Name Change Amendment is approved and effected, we still will maintain our involvement (as a non-managing partner) in the Florida Canyon project in Peru and the Lik project in Alaska.  As a result of the broadening of our assets and focus, Solitario is seeking to amend its Articles of Incorporation to change its corporate name to Solitario Resources Corp. to better reflect the focus and direction of the Company and, as required by Colorado law is seeking shareholder approval of the proposed amendment.

                The Name Change Amendment, if approved and ultimately effected, will not change the terms or rights of holders of Solitario’s common stock or any existing corporate governance portions of Solitario’s Articles of Incorporation.   The Secretary of State of Colorado has in place a procedure whereby a corporation may adopt a name change, upon approval by the Board of Directors and shareholders by filing a short form amendment to its Articles of Incorporation.

8

If the Name Change Amendment is approved by the shareholders at the annual meeting Solitario expects to promptly file the name change with the Secretary of State of Colorado.  However, the Board of Directors retains the discretion as to when to effect the amendment, and reserves the right to not effect the amendment if it determines  the it is not in the Company’s best interest to effect the Name Change Amendment.  If the Name Change Amendment is effected, Solitario will obtain a new CUSIP number for all existing shares as may be required under the rules and requirements of the TSX, NYSE American and FINRA, however, Solitario expects that its common stock will still trade under the symbol “XPL.”  Solitario will undertake any required additional administrative tasks as a result of a name change, if effected.

It is not expected that current shareholders will be required to turn in their old certificates or take any other action to allow for the trading of their current shares upon the Name Change Amendment being approved by the shareholders and later implementation by the Company.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR

APPROVAL OF THE NAME CHANGE AMENDMENT

PROPOSAL NO. 3: APPROVAL OF THE 2023 SOLITARIO STOCK AND INCENTIVE PLAN.

a) Compensation Plans approved by shareholders

On April 28, 2013, the Board of Directors approved, subject to shareholder approval, The 2013 Solitario Exploration & Royalty Omnibus Stock and Incentive Plan (the “2013 Plan”), which was approved by shareholders and became effective June 18, 2013. Under the terms of the 2013 Plan, as amended, a total of 5,750,000 shares of Solitario common stock are reserved for awards to directors, officers, employees and consultants.  Awards granted under the 2013 Plan may take the form of stock options, stock appreciation rights, restricted stock, and restricted stock units.  The terms and conditions of the awards are pursuant to the 2013 Plan and are granted by the Board of Directors or a committee appointed by the Board of Directors.  The 2013 Plan terminates on June 17, 2023 and no more awards may be granted under the Plan as of that date. As of April 28, 2023 option awards for 5,390,000 shares have been granted of which option awards for 3,550,000 shares are vested and may be exercised.

Equity Compensation Plan Information as of April 28, 2023:
Plan category
Grant date – expiration dated	Price	granted	vested
11/01/2018 – 10/31/2023	$0.31	1,561,500	1,561,500
01/24/2019 – 01/23/2024	$0.28	100,000	100,000
04/02/2020 – 04/01/2025	$0.20	1,228,500	1,228,500
05/05/2021 – 05/04/2026	$0.67	90,000	45,000
06/10/2021 – 06/09/2026	$0.69	50,000	25,000
09/08/2022 – 09/07/2027	$0.60	2,360,000	590,000
Total		5,390,000	3,550,000

The total number of shares of Solitario Common Stock authorized under the 2013 Plan is 5,750,00 shares, which represents 8.3% of the 64,801,373 shares of Solitario Common Stock outstanding as of April 28, 2023.  The total number of shares of Solitario Common Stock available for issue from the exercise of all vested options from the 2013 Plan as of April 28, 2023 is 3,550,000 shares, which represents 5.5% of the 64,801,373 shares of Solitario Common Stock outstanding on that date.

9

b) The 2023 Solitario Stock and Incentive Plan

On March 29, 2023 the Board of Directors, subject to Shareholder and regulatory approval, adopted the 2023 Solitario Stock and Incentive Plan (the “2023 Plan”) and reserved 5,000,000 shares of Company Common Stock for issuance under the 2023 Plan, which represents 7.7% of the 64,801,373 shares of Solitario Common Stock outstanding on that date.

Shareholder approval of the 2023 Plan is sought: (i) because our existing 2013 Plan will terminate in June 2023, and no additional grant of awards may be made upon termination of the plan with the result that the Company will be unable to provide stock-based incentives to new or existing officers, directors, employees or consultants of Solitario; (ii) historically the granting of stock-based compensation through options has been an integral part of the compensation of these individuals, as discussed below, and the Board feels this should continue to be part of such compensation in the future; and (iii) to give the Company the flexibility to grant awards that are comparable to awards that our peer group companies have the ability to grant; (iii) to permit the issuance of options which will qualify as incentive options pursuant to the Internal Revenue Code (the “Code”); and (iv) to comply with Section 711 of the NYSE American Company Guide, which requires shareholder approval of equity compensation plans in which officers, directors, employees, or consultants may participate.

The 2023 Plan is intended to provide incentives to officers, employees, (including members of the Board of Directors) and consultants who contribute to the success of the Company. The Board of Directors believes that this also will help to align the interests of its management, directors, employees and other personnel with the interests of shareholders.

Description of the 2023 Plan

The following is a summary of the principal features of the 2023 Plan, which is qualified in its entirety by reference to the 2023 Plan. A copy of the 2023 Plan is attached as Appendix B to this proxy statement.

The 2023 Plan permits the granting of cash and equity-based awards (“Awards”) to our directors, officers, employees and consultants. Equity-based Awards are determined by the Committee, or the Administrator, each as defined below, and are granted only in compliance with applicable laws and regulatory policy.

Administration

The 2023 Plan is administered by a committee appointed by the Board of Directors (the “Committee”). The Committee will administer the 2023 Plan and will have full power and authority to determine whether and to what extent Awards will be granted, and the terms and conditions of each Award, including without limitation the exercise price, medium of payment and vesting provisions, consistent with the provisions of the 2023 Plan. Subject to the provisions of the 2023 Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding Award and may make decisions with respect to Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments. The Committee has authority to interpret the 2023 Plan and establish rules and regulations for the administration of the 2023 Plan.

The Committee may delegate certain powers and duties under the 2023 Plan to an administrator (the “Administrator”).

Eligible Participants

An employee, officer, consultant, independent contractor or director providing services to the Company, who are selected by the Committee (or the Administrator, if the authority to grant awards has been delegated by the Committee to the Administrator), are eligible to receive an award under the 2023 Plan.

As of April 28, 2023, three officers, three consultants, and six non-employee directors of the Company, were considered to be within the group of eligible persons who could receive Awards under the 2023 Plan.

Shares Available For Awards

The aggregate number of shares of our common stock that may be issued under all equity-based Awards made under the 2023 Plan is 5,000,000 shares of common stock.

10

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities or other similar corporate transaction or event affects the common stock of the company such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, then the Committee shall, in such manner as it may deem equitable, adjust the price, number of shares and any performance based vesting condition of any Award and the number of shares available under the 2023 Plan.

If an Award is terminated without the issuance of any shares or if shares covered by an award are not purchased or are forfeited, then the shares previously set aside for such Award will be available for future Awards under the 2023 Plan. If an Award is payable only in cash and does not entitle the holder to receive or purchase shares and is settled in cash then the Award will not be counted against the aggregate number of shares available under the 2023 Plan.

Types of Awards and Terms and Conditions

The 2023 Plan permits the granting of:

•	stock options (including both incentive and non-qualified stock options);

•	stock appreciation rights (“SARs”); and

•	restricted stock and restricted stock units.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2023 Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash or shares of our common stock or a combination of these in a single payment, installments or on a deferred basis as provided for and as applicable under the 2023 Plan. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR. Fair market value per share under the 2023 Plan shall be the NYSE American Closing Price, as defined in the 2023 Plan, on such date, provided, that if the actual transaction involving the shares occurs at a time when the NYSE American is closed for regular trading, then it shall be the most recent Closing Price.

Incentive stock options must expire no later than 10 years after the date of grant or, for persons who own more than 10% of the total voting power of all classes of stock, no later than five years after the date of grant. The term of all other Awards shall be determined by the Committee.

Stock Options. The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price is payable in cash, check, or certain other cash-like payment methods, such as a cashier’s check. Options vest and become exercisable in accordance with a vesting schedule for each Option Award established by the Committee.

Stock Appreciation Rights. The holder of an SAR is entitled to receive in cash the excess of the fair market value, calculated as of the exercise date, of an equivalent value of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule for each SAR Award established by the Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee.

11

Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2023 Plan will expire on March 29, 2033. No Awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2023 Plan prior to expiration may extend beyond the expiration of the 2023 Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the 2023 Plan at any time, although stockholder approval must be obtained for any action that would increase the number of shares of our common stock available under the 2023 Plan or permit the granting of Awards which expire beyond a ten year period. Stockholder approval is also required for any action that requires stockholder approval under the rules and regulations of the Securities and Exchange Commission, the Toronto Stock Exchange or the NYSE American or any other securities exchange or the Financial Industry Regulatory Authority that are applicable to the Company.

Award Expiration and Termination. Unless the terms of an option expressly provide for a different date of termination, the unexercised portion of an option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: (1) three months following the holder’s separation for any reason except death, disability or for cause; or (2) immediately upon separation as a result, in whole or in material part, of a discharge for cause; or (3) on the first (1st) anniversary of a separation by reason of death or disability; or (4) in the case of an incentive stock option granted to a person who owns more than 10% percent of the total voting power of all classed of the stock of the Company on the fifth (5th ) anniversary of the date of grant; or (5) on the tenth (10th) anniversary of the date of grant.

Blackout periods. Notwithstanding any other provision of the 2023 Plan or any Award to the contrary, any exercise or disposition of any Award or any reserved share pursuant to the 2023 Plan shall be consistent with the Trading Restrictions and Blackout Periods policy stated within the Company’s Disclosure Policy, or such other applicable written policy as necessary. If the term of any Award granted under the 2023 Plan ends on a day occurring within a Blackout Period or within ten business days thereafter, such Award shall continue to be exercisable under the terms of the 2023 Plan up to 5:00 p.m. (Denver time) on the tenth business day following the end of such Blackout Period.

Prohibition on Re-pricing Awards

Without the approval of the Company’s stockholders, the Committee will not re-price, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means. However, as stated above, in the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities or other similar corporate transaction or event affects the common stock of the company such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, then the Committee shall, in such manner as it may deem equitable, adjust the price, number of shares and any performance based vesting condition of any award and the number of shares available under the 2023 Plan.

Transferability of Awards

Awards under the 2023 Plan may only be transferred by will or by the laws of descent and distribution, provided that the holder of an Award may designate a third parity who will be entitled to exercise an option after the holder’s death or receive payment of any cash Awards, pursuant to the terms of the 2023 Plan.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards under the 2023 Plan. The following description applies to U.S. citizens and residents who receive Awards under the 2023 Plan. Participants who are neither U.S. citizens nor residents but who perform services in the United States may also be subject to U.S. federal income tax under some circumstances. In addition, former citizens or long-term residents of the United States may be subject to special expatriate tax rules, which are not addressed in this summary.

Grant of Options and SARs. The grant of a stock option (either an incentive stock option or a non-qualified stock option) or SAR is not expected to result in any taxable income for the recipient.

12

Exercise of Incentive Stock Options. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise). If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.

If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by us.

Exercise of Non-Qualified Stock Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received is taxable to the recipient as ordinary income and generally is deductible by us.

Disposition of Acquired Shares. The tax consequence upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

For an Award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

2023 Plan Benefits and Stock Options Granted Under the 2023 Plan

As of April 28, 2023 no options or other Awards have been granted under the 2023 Plan. Future grants under the 2023 Plan will be determined by the Committee and may vary from year to year and from participant to participant and are not determinable at this time. Future benefits or amounts to be received by or allocated to participants will be determined by future action of the Committee and are not determinable at this time.

Vote Required; Proposed Resolution; Board Recommendation

The following proposed resolution requires the affirmative vote of a majority of the votes cast by the shareholders at the Annual Meeting:

13

“RESOLVED THAT:

The 2023 Plan, in the form presented to the Shareholders in Appendix A to the Proxy Statement, providing for the issuance of up to 5,000,000 shares of Common Stock of the Company pursuant to the Awards granted under the 2023 Plan is hereby approved.”

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 2023 PLAN.

PROPOSAL NO. 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking Solitario shareholders to approve an advisory resolution on the compensation program of our “Named Executive Officers” as disclosed in this Proxy Statement.

As described more fully in the “Executive Compensation” below, our executive compensation program is structured to align the interests of our executive officers (each of whom is a shareholder of the Company) with those of our non-affiliated shareholders and to fairly reward them for creating shareholder value and for helping the Company achieve its business objectives. Our primary compensation objectives are to reward performance that supports our principles of building shareholder value, to retain our executives, to attract new executives as necessary and fairly compensate our current executives, including to recognize individual performance from time-to-time.

We believe that our executive compensation program, which relies on clear and simple objectives for executive performance and reward, has been effective at incenting our Named Executive Officers to further achievement of positive results and strong financial performance by the Company, appropriately aligning pay and performance and in enabling us to attract and retain talented executives within our industry.

We are asking our shareholders to indicate their support for our executive compensation program as described in this Proxy Statement. This proposal gives our shareholders the opportunity to express their views on our fiscal year 2022 executive compensation policies and procedures. It is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and procedures described in this Proxy Statement. Accordingly, in accordance with Section 14A of the Exchange Act, we are asking our shareholders to approve the following resolution:

“RESOLVED THAT:

Solitario shareholders approve the compensation of Solitario’s Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the Securities and Exchange Commission set forth in Item 402 of Regulation S-K, including, but not limited to, the “Executive Compensation” section, the compensation tables, and any related material disclosed in this Proxy Statement for the 2023 annual meeting.”

The advisory vote on executive compensation is not binding on the Company, our Board or our Compensation Committee. However, our Board and the Compensation Committee will review the voting results in connection with their on-going evaluation of our compensation programs and may consider the outcome of the vote when making future compensation decisions.

At the Company’s 2018 annual meeting of shareholders, the shareholders voted in favor of holding future advisory votes on the Company’s executive officer compensation program every year, and the Company’s Board of Directors subsequently adopted this as its official position. Accordingly, this proposal on the advisory vote on executive compensation is being submitted to obtain the advisory vote of the shareholders in accordance with the Dodd-Frank Act, Section 14A of the Exchange Act and the SEC’s rules. We currently expect that following this year’s vote, the next shareholder advisory vote on the Company’s executive compensation program will take place at the annual meeting of shareholders to be held in 2024. We are required to solicit shareholder preferences regarding the frequency of future advisory votes on executive compensation at least once every six (6) years. Accordingly, we anticipate soliciting the shareholders regarding their preference regarding the frequency of future votes on executive compensation at the annual meeting of shareholders to be held in 2024.

14

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

————————————--

PROPOSAL NO. 5: RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting our shareholders are being asked to ratify the selection of Plante Moran as our independent registered public accounting firm and to continue as such for fiscal year 2023. Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the appointment of Plante Moran as our independent registered public accounting firm for the year 2023 is not ratified by shareholders, the Audit Committee will reconsider its appointment. The Board considers Plante Moran to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee and Board determine that the change would be in our best interests. Representatives of Plante Moran may choose to be present at the Annual Meeting and have the opportunity to make a statement and to respond to appropriate questions.

Audit Fees

The following table summarizes the aggregate fees accrued by Solitario to Plante Moran for the fiscal years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees (1)	$107,000	$88,000
Audit related fees (2)	-	22,000
Tax fees (3)	34,000	32,000
Total	$141,000	$142,000

(1)	Fees billed or expected to be billed for audit services in 2022 and 2021 consisted of:
i.	Audit of our annual financial statements for the 2022 and 2021 fiscal years.
ii.	Reviews of our quarterly reports during 2022 and 2021.
iii.	Comfort letter and related services.
(2)	Consents and other services related to SEC filings and registration statements.
(3)	Represents fees billed in connection with the preparation and filing of our United States federal and Colorado and Alaska state income tax returns.

Pre-approval of Audit Fees

On an annual basis the Audit Committee approves the proposed audit services and the fees related thereto by our independent auditors in advance of the year of service in accordance with the pre-approval policy adopted by the Audit Committee. All other fees are pre-approved on an ongoing basis as required. The Audit Committee pre-approval policy requires that the Audit Committee determine that proposed services and related fees are required and reasonable under the circumstances. All of the fees billed to Solitario by Plante Moran during 2022 and 2021 were pre-approved by the Audit Committee pursuant to the Audit Committee pre-approval policy. The Audit Committee considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence and has determined that the provision is compatible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION

OF PLANTE MORAN AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

————————————--

15

CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of Board of Directors Annual Meeting Attendance

During the fiscal year ended December 31, 2022, there were four meetings of the Board.  Each of the incumbent directors attended each of those Board meetings.  Each of the incumbent directors attended at least 75% of the aggregate number of meetings of our Board and of the committee meetings on which he or she served during the period in which he or she was a director.  All of the references to meetings exclude actions taken by written consent.

The Company does not have a formal policy regarding the attendance of our Board members at our annual meetings of shareholders and Board members are not required to attend such meetings. Mr. Herald was the only director that attended the annual meeting of shareholders held on June 21, 2022.

No material changes to the procedures for nominating directors by our shareholders, as described in the 2022 proxy statement filed with the SEC by the Company on April 29, 2022 with respect to the 2022 annual meeting of shareholders, have been made since such proxy statement was filed.

Corporate Governance and Nominating Committee

In June of 2006, the Board formed the Corporate Governance and Nominating Committee of the Board (the "Nominating Committee"). A copy of the Nominating Committee charter is available on the Company website at www.solitarioxr.com. Mr. Atzmon, Mr. Crumb and Mr. Labate are members of the Nominating Committee. The members of the Nominating Committee are all independent in accordance with the definition of independence set forth in the NYSE American Company Guide. The Nominating Committee met once during 2022 the Nominating Committee approved the nomination of the slate of directors proposed to the shareholders for re-election at the Annual Meeting of shareholders. These recommendations were approved by the Board of Directors on March 29, 2023.

The primary purposes of the Nominating Committee are to (a) identify individuals qualified to become Board members and select or recommend director nominees; (b) develop and recommend to the Board corporate governance principles applicable to the Company; (c) lead the Board in its review of the Board's performance; and (d) recommend to the Board director nominees for each committee. The Nominating Committee has not adopted specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather each nominee is individually evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. The Nominating Committee has incorporated the consideration of diversity, including gender diversity, in identifying nominees for director and does seek to have a Board of Directors composed of individuals with a diverse set of backgrounds, expertise and business experiences.

The Nominating Committee will consider candidates submitted from a variety of sources (including, without limitation, incumbent directors, shareholders, and Company management) to fill vacancies and/or expand the Board of Directors. The committee will then evaluate each potential candidate's educational background, employment history, outside commitments and other relevant factors to determine whether he/she is potentially qualified to serve on the Board of Directors. The committee seeks to identify and recruit the best available candidates and will endeavor to evaluate qualified shareholder nominees (if any) on the same basis as those submitted by members of the Board of Directors, third-party search firms (if applicable) or other sources.

Pursuant to Section 2.11 of our Bylaws, candidates for election as directors at any meeting of shareholders may be made (a) by, or at the direction of, a majority of the members of the Board (although as described above, such role has been delegated to the Nominating Committee) or (b) by any shareholder entitled to vote at such a meeting, subject to the requirements outlined below. The Board makes no distinction in evaluating candidates who come to their attention directly or who are nominated by any shareholder. No shareholder submitted a nomination to the Board during the Company’s 2022 fiscal year. The Nominating Committee does not have specific minimum qualifications that a candidate must possess for consideration.

In order to qualify for consideration at a shareholder meeting, shareholder nominations must be in writing addressed to the Corporate Secretary of Solitario not less than 60 days nor more than 90 days prior to the date of a scheduled shareholders' meeting; provided, however, that if less than 70 days’ notice or prior public disclosure of the scheduled date of such a meeting is given or made, notice of a shareholder nomination must be delivered or received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the scheduled meeting was mailed or the day on which such public disclosure was made.

16

Such shareholder's notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director and as to the shareholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Company which are beneficially owned by such person as of the date of such shareholder notice and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A, under the Exchange Act and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the Company's books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees and (ii) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder notice and by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

The Board may reject any shareholder nomination not timely made in accordance with the requirements of Section 2.11 of Solitario's Bylaws. Furthermore, if the Board determines that the information provided in a shareholder's notice does not satisfy the informational requirements of Section 2.11 of the Bylaws in any material respect, the Corporate Secretary will promptly notify such shareholder of the deficiency in the notice. The shareholder will then have an opportunity to cure the deficiency by providing additional information to the Corporate Secretary within such period of time, not to exceed five days from the date such deficiency notice is given to the shareholder, as the Board shall reasonably determine. If the deficiency is not cured within such time period, or if the Board reasonably determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 2.11 of the Company's Bylaws in any material respect, then the Board may reject such shareholder's nomination. The Corporate Secretary shall notify a shareholder in writing whether his or her nomination has been made in accordance with the time and information requirements of the Company's Bylaws. Notwithstanding the procedure set forth above, if the Board does not make a determination as to the validity of any shareholder nominations, the presiding officer of the meeting of the shareholders shall determine and declare at the meeting whether a nomination was made in accordance with the terms of the Company's Bylaws and shall accept or reject the nomination accordingly.

Audit Committee

Solitario has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Mr. Labate, Mr. Labadie and Mr. Hesketh, each of whom is “independent” in accordance with NYSE American standards, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Exchange Act. The Board has determined that Mr. Labate is the audit committee financial expert as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee acts under a written charter that was adopted and approved by the Board on July 26, 2006, a current copy of which is available on the Company website at www.solitarioxr.com. The Audit Committee’s primary function is to review Solitario's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting processes, including the system of internal controls. The Audit Committee met four times during the year ended December 31, 2022.

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The NYSE American.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company's internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company's financial statements per the standards of the Public Company Accounting Oversight Board ("PCAOB") and issuing a report thereon. The Audit Committee's primary responsibility is to monitor and oversee these processes and to select and retain the Company's independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company's audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

17

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2022, with the Company's independent auditors, Plante Moran, and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Plante Moran the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Plante Moran required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Plante Moran.

Based on the review and discussions with our independent registered public accounting firm, Plante & Moran, the Audit Committee has recommended to the Board of Directors, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 15, 2023 and the Annual Report, as amended, on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on March 24, 2023.

AUDIT COMMITTEE

John Labate, Chairman

Jim Hesketh

Brian Labadie

The information contained above in this section titled “Audit Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.

Compensation Committee

On June 27, 2006, the Board approved the charter for and formed the Compensation and Management Development Committee (the "Compensation Committee"). A current copy of the Compensation Committee charter is available on the Company website at www.solitarioxr.com. Mr. Labadie, Mr. Labate and Mr. Hesketh are the members of the Compensation Committee. The Compensation Committee met once during 2022.

The primary purposes of the Compensation Committee are to (a) review from time to time and approve the overall management evaluation and compensation policies of Solitario; (b) review and approve goals and objectives relevant to the compensation of the executive officers, including the chief executive officer, of Solitario and evaluate the performance of Solitario's executive officers; (c) set the compensation of the executive officers of Solitario, in light of the Compensation Committee's review; (d) review, approve and periodically evaluate Solitario's compensation and other benefit plans, including incentive compensation and equity-based plans and programs for non-employee directors, executive officers and senior management, and make recommendations as necessary; (e) review and approve any amendments and modifications to any such plan or program requiring approval of the Board, subject to applicable regulatory and shareholder approval requirements; (f) review and approve the grant of options, restricted stock, stock appreciation rights and other equity-based grants to Solitario's non-employee directors, executive officers and senior management consistent with the Company’s incentive compensation plans and programs and compensation and retention strategy; (g) review and approve plans of the Company for management development and senior managerial succession; (h) oversee compliance with the applicable compensation reporting requirements of the SEC; and (i) conduct an annual performance self-evaluation of the Compensation Committee. The Compensation Committee has not engaged compensation consultants but has the authority to do so under the Compensation Committee charter. Further, the Compensation Committee may form, and delegate authority to, subcommittees when appropriate. The processes and procedures used for the consideration and determination of executive compensation are described in the section of this Proxy Statement entitled "EXECUTIVE COMPENSATION."

The scope and authority of the Compensation Committee, including the role of executive officers and compensation consultants in determining or recommending the amount and form of compensation and the ability of the Compensation Committee to delegate authority, are more fully described in the Compensation Committee charter.

Health, Safety, Environment and Social Responsibility Committee

On April 19, 2022 the Board approved the charter for and formed the Health, Safety, Environment and Social Responsibility Committee (the “HS&E Committee”). The HS&E Committee met once during 2022. The primary purpose of the HS&E Committee is to assist the Board in its oversight of the health, safety and environment of its employees and the communities where Solitario operates. In addition, the HS&E Committee is responsible for the oversite of Solitario’s efforts to promote social responsibility including but not limited to matters of diversity, inclusion and engagement in our operations and the communities where we operate. The HS&E Committee periodically reviews Solitario’s operations in these areas to ensure compliance with applicable legal and regulatory requirements related to these matters.

18

The members of the HS&E Committee are appointed annually by the Board at the first meeting of the Board following the annual general meeting and shall each serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The Board may remove the members of the HS&E Committee, with or without cause by a majority vote of the Board. Any vacancy in the HS&E Committee occurring for any cause will be filled by a majority vote of the Board then in office. A chairperson of the HS&E Committee is appointed by the Board to: (i) provide leadership to the HS&E Committee; (ii) manage the affairs of the HS&E Committee; and (iii) ensure that the HS&E Committee functions effectively in fulfilling its duties to the Board and the Company. Ms. Austin, Mr. Hesketh and Mr. Herald are members of the HS&E Committee. Ms. Austin is the chairperson.

Compensation Committee Interlocks and Insider Participation

Mr. Labadie, Mr. Labate and Mr. Hesketh are the members of the Compensation Committee and are “independent” in accordance with the definition of independence set forth in the NYSE American Company Guide. No member of the Compensation Committee is currently, or has been, an officer or employee of Solitario for the last three years or had a relationship with Solitario required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee has reviewed, evaluated and discussed the (i) allocation of executive compensation, including the allocation of compensation between salary paid in cash and deferred compensation in the form of stock option grants and awards; (ii) goals and objectives of our executive compensation including the need to be competitive with peer companies to retain and attract the best available executive talent; (iii) existing elements of executive compensation including salary, bonus and stock options, and (iv) performance of our existing executives, including our Chief Executive Officer (“CEO”), against general targets and goals including budgets, exploration activities and success, the performance of our stock and other measures. Neither the Compensation Committee nor management has engaged any compensation consultants in determining or recommending the amount or form of executive or director compensation in the last year. The Compensation Committee has reviewed recommendations prepared by our CEO for levels of compensation for Mr. Hunt, our Chief Operating Officer, and Mr. Maronick, our Chief Financial Officer. The Compensation Committee has reviewed and discussed with management the Company's “Executive Compensation” section of this Proxy Statement. Based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Executive Compensation be included in this 2023 Proxy Statement and included by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2022.

COMPENSATION COMMITTEE

Brian Labadie, Chairman

Jim Hesketh

John Labate

The information contained above in this section titled “Compensation Committee Report” will not be considered “soliciting material” or to be “filed” with the SEC, nor will that information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except to the extent that we specifically incorporate it by reference into a filing.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires Solitario's directors and executive officers, and persons who own more than ten percent of a registered class of Solitario's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of Solitario. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Solitario with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of reports filed pursuant to Section 16(a) of the Exchange Act, all filing requirements under Section 16(a) applicable to our officers, directors and beneficial owners of more than 10 per cent of our common stock were timely filed with respect to fiscal year 2022 except that Mr. Crumb did not timely file one report related to an option granted on September 8, 2022 exercisable to purchase of 170,000 options with an exercise price of $0.60 per share.

.

19

Shareholder and Interested Party Communications

We endeavor to keep all shareholders well informed as to the financial performance of the Company, primarily by means of its annual and quarterly reports, current reports on Form 8-K and by press releases. The Board and management of Solitario are receptive to shareholder feedback in any form. It is Solitario's policy to receive and respond promptly to shareholder inquiries while being guided by legal requirements as well as the Company's policies with respect to confidentiality and disclosure requirements. The Board is also receptive to communications received from interested parties who are not shareholders and may respond to such communications as appropriate. Shareholders or other interested parties wishing to send communications to the Board should write to either the Chairman of the Board or to the Corporate Secretary at the following address: Solitario Zinc Corp., 4251 Kipling St., Suite 390, Wheat Ridge, CO 80033. All such communication shall state the type and amount of the Company's securities held by the shareholder, if any, and shall clearly state the communication is intended to be shared with or directed only to the Board, or if applicable, with a specific committee of the Board. The Chairman of the Board or the Corporate Secretary, as applicable, will forward such communication to the members of the Board, the non-management members of the Board, or a specific committee of the Board.

Indemnification of Directors

Our Articles of Incorporation authorize our Board to the fullest extent permitted by Colorado law as now or hereafter in effect, to indemnify any director of Solitario. The Board is entitled to determine the terms of such indemnification, including advancement of expenses, and to give effect thereto through the adoption of Bylaws, approval of agreements, or by any other manner approved by the Board. Any amendment to or repeal of the authorization of indemnification contained in our Articles of Incorporation shall not adversely affect any right of a director of Solitario thereunder with respect to any right to indemnification that arises prior to such amendment. Solitario’s Bylaws, subject to certain exceptions, provide that directors are entitled to indemnification with respect to proceedings that arise by reason of the fact that he or she is or was a director (or officer) of Solitario, or who, while a director (or officer) of Solitario, is or was serving at the request of Solitario as a director, officer, employee or agent of Solitario or another corporation or of a partnership, joint venture, trust, other enterprise, or employee benefit plan.

Code of Ethics

We adopted a Code of Business Conduct and Ethics including a Code of Ethics applicable to the principal executive officer and the principal financial and accounting officer of Solitario (the "Code of Ethics") on June 27, 2006, a copy of which may be found on our website at www.solitarioxr.com and on SEDAR at www.sedar.com. Any person who wishes to receive a copy of the Code of Ethics may do so at no charge by written request to Investor Relations, Solitario Zinc Corp., 4251 Kipling St, Suite 390, Wheat Ridge, CO 80033.

Board Leadership and Risk Oversight

We have maintained separate individuals in the position of CEO and non-executive Chairman of the Board of Solitario since our inception. Our non-executive Chairman serves as liaison between the CEO and other independent directors, approves meeting agendas and schedules and notifies other members of the Board of Directors regarding any significant concerns of shareholders or interested parties of which he becomes aware. Our non-executive Chairman presides at all Board meetings he attends and provides advice and counsel to the CEO. We believe the separation of these positions, with an independent non-executive Chairman, provides Solitario with valuable independent direction and advice for our CEO and our other executive officers.

Our Board of Directors is responsible for the overall risk oversight of Solitario. Directors are entitled to rely on management and the advice of the Company’s outside advisors and auditors but must at all times have a reasonable basis for such reliance. The Board of Directors delegates the day-to-day risk management of Solitario to the CEO and Chief Financial Officer, each of whom periodically report to the Board of Directors and to certain committees of the Board of Directors. The Audit Committee oversees our financial and reporting risks, including our short-term investing and hedging risks and these risks are discussed at no less than one Audit Committee meeting per year, providing the Audit Committee members the opportunity to discuss the risks and the risk mitigation process. The Compensation Committee oversees the risks arising from our compensation policies and practices and provides a report to the Board of Directors regarding the compensation of the CEO and executive officers. The Nominating Committee evaluates and recommends individuals for nomination to the Board of Directors in the event of a vacancy in the Board of Directors.

20

We are dependent upon information technology systems in the conduct of our operations. Our information technology systems are subject to disruption, damage or failure from a variety of sources, including, without limitation, computer viruses, security breaches, cyber-attacks, natural disasters and defects in design. Management has implemented cybersecurity safeguards to Solitario’s systems, and periodically reports to the Audit Committee and the full board updates and changes to its cybersecurity systems as well as risks and any cybersecurity incidents. Solitario did not experience any material cybersecurity breaches during 2022 or 2021.

We face risks related to health epidemics and other outbreaks of communicable diseases, which could significantly disrupt our operations and may materially and adversely affect our business and financial conditions. Our business still could be adversely impacted by the effects of the COVID-19 or other epidemics or pandemics. Solitario continues to monitor the effects of COVID-19 on its operations and at times during the pandemic. We took pro-active steps to address the impacts on its operations, including at times reducing costs, in response to the economic uncertainty associated with potential risks from COVID-19. New outbreaks of the pandemic in the U.S. and abroad have at times, and in the future may, adversely impact our business including without limitation, planned exploration programs at our Florida Canyon, Lik and Golden Crest projects, employee health, workforce productivity, increased insurance premiums, limitations on travel, labor shortages and the availability of industry experts and personnel, the timing to process drill, other metallurgical testing, supply chain constraints that impede exploration operations, and other factors that will depend on future developments beyond our control, which may have a material and adverse effect on our business, financial condition and results of operations.

There can be no assurance that we will not be impacted by COVID-19 or other pandemic diseases and that we could ultimately see our workforce productivity reduced or incur increased medical costs or insurance premiums as a result of these health risks.

Compensation of Directors

In addition to any equity awards our directors receive the following cash compensation in their capacities as directors:

Annual Director retainer fee:	$9,800 ($2,450 per quarter)
Additional Chairman fee:	$2,300 ($575 per quarter)
Additional Audit Committee Chairman fee:	$2,300 ($575 per quarter)

All the above referenced fees were as of December 31, 2022.  Director fees are paid quarterly during the year. Fees cover participation in all board and committee meetings, including the position of all committee chairmen (excluding audit chairman who receives an additional fee).  A deduction may be made for any regularly scheduled board meeting (four quarterly meetings) that is missed.  In January 2022, the Compensation Committee increased the Annual Director retainer fee to $9,800 ($2,450 per quarter) from $8,000, the Annual Chairman fee to $2,300 ($575 per quarter) from $2,000 and the Annual Audit Committee Chairman fee to $2,300 ($570 per quarter) from $2,000 effective January 1, 2022.

21

The following table provides summary information regarding compensation earned by our directors during the fiscal year ended December 31, 2022:

Name (1)	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards (2) ($)	Non-equity incentive plan compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Mr. Labadie, Chairman	12,100	-	66,804	-	-	-	78,904
Mr. Atzmon	9,800	-	63,092	-	-	-	72,892
Ms. Austin (3)	4,900	-	63,092	-	-	-	67,992
Mr. Crumb	9,800	-	63,092	-	-	-	72,892
Mr. Hesketh	9,800	-	63,092	-	-	-	72,892
Mr. Labate	12,100	-	63,092	-	-	-	75,192

(1)

Mr. Herald served as a director during 2022 and 2021 and as the Chief Executive Officer. He received a salary and other compensation for his services as an officer of Solitario during the year ended December 31, 2021, which are shown below under the “Summary Compensation Table”. He did not receive any separate compensation for his services as director.

(2)

The amount represents the total grant date fair value of $63,092 for 170,000 option awards granted to five of our non-executive directors on September 8, 2022 and the total grant date fair value of $66,804 for 180,000 option awards granted to Mr. Labadie on September 8, 2022 as calculated in accordance with FASB ASC No. 718. There were no other options granted to our directors during 2022.

(3)	Ms. Austin joined the Board on April 19, 2022 and received two quarterly Board fee payments during 2022.

EXECUTIVE OFFICERS

The following biographies describe the business experience of our executive officers (each being a "Named Executive Officer" as defined in Item 402 of Regulation S-K):

Christopher E. Herald – See the biography above under the heading “Identification of Directors.”

Walter H. Hunt (72) has been Chief Operating Officer of Solitario since June 2008 and Vice President - Operations and President - South American Operations of Solitario since June 1999. He also served as Vice President - Peru Operations from July 1994 until June 1999. Mr. Hunt was also Vice President - Operations of Crown from 1994 until completion of the Crown - Kinross Merger in August of 2006. Mr. Hunt has over 40 years of exploration, development and operational experience with Anaconda Minerals, Noranda and Echo Bay Mines where he served as Superintendent, Technical Services and Chief Geologist at Echo Bay's Kettle River Operations. Mr. Hunt received his Master of Science degree in geology from the Colorado School of Mines and a Bachelor of Science degree in geology from Furman University.

James R. Maronick (67) has served as Chief Financial Officer, Secretary and Treasurer of Solitario since 1999 and was Chief Financial Officer of Crown from June 1999 until completion of the Crown - Kinross Merger in August of 2006. Prior to that, Mr. Maronick served as Vice President - Finance and Secretary/Treasurer of Consolidated Nevada Gold Fields Corporation from November 1994 to September 1997. Mr. Maronick graduated from the University of Notre Dame with a Bachelor of Business Administration in accounting and received his Masters’ degree in finance from the University of Denver.

Family Relationships

There are no family relationships among any director, executive officer, or person nominated or chosen by the Company to become a director of Solitario.

Business Experience

The business experience of each of our directors is set forth above under “Identification of Directors” and the business experience of those executive officers who are not also our directors is set forth above under “Executive Officers.”

The directorships held by each of our directors in any company with a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, are set forth above under “Identification of Directors.”

22

Involvement in Certain Legal Proceedings

During the past ten years, except as disclosed below regarding Mr. Hesketh, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including: (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the U.S. Commodity Future Trading Commission to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity. Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Mr. Hesketh previously held the position of President, CEO and Director of Atna Resources. Long-term weakness and declining gold prices commencing in 2012 caused Atna Resources to experience several years of operating losses. On November 18, 2015, Atna Resources filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Colorado (the “Bankruptcy Court”). On November 30, 2016, a motion was entered with the Bankruptcy Court titled, “Findings of Fact, Conclusions of Law and Order under Section 1129 of the Bankruptcy Code and Bankruptcy Rule 3020 Confirming Debtor’s Joint Chapter 11 Plan of Liquidation”. The Plan of Liquidation was effective December 31, 2016. On that date, Mr. Hesketh was terminated as an employee and officer of Atna Resources.

EXECUTIVE COMPENSATION

The following discussion provides information regarding the compensation program for Solitario's Named Executive Officers for 2022.

Objectives of the Company’s Compensation Program

The Compensation Committee has responsibility for approving the compensation program for Solitario's Named Executive Officers and acts according to a charter that has been approved by the Board and is available on the Company website at www.solitarioxr.com. The compensation program is designed to attract, retain and reward our executives who contribute to Solitario's long-term success. This in turn is intended to build value for Solitario and its shareholders. The program is based upon three fundamental principles:

(1) A substantial portion of Solitario's Named Executive Officer compensation should be performance and equity-based to achieve alignment with shareholder interests.

This principle is accomplished in two primary ways: first, through the award of stock options or other equity awards contemplated in the equity compensation plans adopted by Solitario, in an amount and with such terms that are intended to encourage our Named Executive Officers to promote the long-term growth and performance of Solitario as may be reflected in the price of our Common Stock as quoted on the TSX and the NYSE American.

Second, this is also reflected in terms of cash compensation in the form of cash bonuses. These bonuses are set by the Compensation Committee, in its sole discretion, in a range of zero to 100% of base salary. The extent to which bonuses are paid depends entirely on the extent to which the Compensation Committee believes Solitario has met its development, exploration, budget and shareholder goals, as set by the Compensation Committee and the current and expected financial condition of the Company. During 2022, the Compensation Committee awarded bonuses of $15,000 to each of our Named Executive Officers. The primary driver for this was the successful addition of the Golden Crest project in South Dakota, which the Company believes has proven to be a highly prospective exploration project. In addition, the Compensation Committee believes the performance of the price of Solitario’s Common Stock during 2022 was impacted by the positive exploration results at the Golden Crest project, although the price of Solitario’s Common Stock, is also impacted by a number of factors (many of which were not in the control of our Named Executive Officers). The grant of options during 2022 was not directly or indirectly tied to any Company financial performance metrics (such as net income or asset valuations) as reported in Solitario’s annual or quarterly financial statements. The Compensation Committee did not award any bonuses during the year ended December 31, 2021 to any Named Executive Officer primarily based upon their review of the performance of the price of the Company’s Common Stock during 2021 and 2020.

23

(2) Solitario's compensation program for Named Executive Officers is intended to enable the Company to compete for the best executive talent available.

The Compensation Committee believes shareholders are best served when the Company can attract and retain the highest caliber executives appropriate for a company of our size and complexity. This is done with compensation packages we believe to be fair and competitive. Our Named Executive Officers have served Solitario for many years. During 2022 and 2021 the Compensation Committee reviewed published compensation surveys and publicly available compensation disclosures of several of our peer group companies (“Peer Group Companies”) for which Solitario competes (or may compete) for executive talent as the Compensation Committee believes that each of these public companies share some attributes of Solitario with regard to similar size, and in a similar industry as Solitario. These Peer Group Companies included the following companies:

Vista Gold Corp.	Tinka Resources Limited
Entree Resources	Riverside Resources Inc.

These reviews were not used to create specific benchmarks applicable to our Named Executive Officer compensation levels.  These reviews were used to inform the Compensation Committee of current standards in the industry as such standards may relate, in their independent judgment, to appropriate modifications to Solitario's existing compensation levels.  During much of 2022 and 2021, Solitario's activities were generally focused on (i) the acquisition and expansion of the mineral claims as well as the initial exploration of the Golden Crest project; (ii) the exploration planning and evaluation of the potential of the Lik deposit with our joint venture partner Teck; (iii) the evaluation and planning of the potential of our Florida Canyon project with our joint venture partner Nexa Resources Ltd. and (iv) the evaluation of mineral properties for acquisition and or junior mining companies with mineral properties for strategic investment in the form of potential merger, acquisition or sale.  The focus of Solitario during the two most recent fiscal years did not directly compare in all cases to the activities of the Peer Group Companies.  Accordingly, the Compensation Committee took the difference in focus into consideration when reviewing the compensation of Solitario’s Named Executive Officers compared to the Peer Group Companies.  Additionally, Solitario has traditionally maintained a very minimal staff and the difference in the number of total employees of Solitario, which currently has three employees world-wide (excluding certain contractors), compared to the Peer Group Companies, does not lend itself to effective use of specific benchmarks.

During 2022, the Compensation Committee, in consultation with the Named Executive Officers decided to increase the annual salaries of the Company’s Named Executive Officers, effective as of January 1, 2022; with the salary of Mr. Herald being increased to $155,000 from $138,000, the salary of Mr. Hunt being increased to $140,000 from 121,000, and the salary of Mr. Maronick being increased to $135,000 from $120,000.   In setting these salary amounts the Compensation Committee noted that the salaries of Mr. Herald, Mr. Hunt and Mr. Maronick, remained below the average salaries of comparable positions in peer group companies by or Mr. Herald, Mr. Hunt and Mr. Maronick.

(3) Solitario's compensation program for the Named Executive Officers should be fair to the executive, the Company and all its employees and perceived as such, both internally and externally.

The Compensation Committee strives to create a compensation program that promotes good corporate practice, encourages our Named Executive Officers to perform at a high level and promotes teamwork among our employees. The Compensation Committee takes these goals into consideration by comparison of executive pay in relation to all other Solitario salary costs for internal consistency, and by comparison to both Peer Group Companies and industry salaries for external consistency. In addition, the compensation program is intended to enhance shareholder value and the Compensation Committee strives to provide transparency and full disclosure to all interested parties.

The Compensation Committee has broad discretion to set compensation for Solitario’s named executive officers. The Compensation Committee has never exercised its authority to recover salary, bonuses or stock option awards or other equity awards made to Named Executive Officers. The Compensation Committee believes the granting of equity and other rewards to Solitario’s named executive officers are entirely discretionary and are performance based. This is supported by the fact that in the last five years no equity awards at all have been granted in three of those years. The performance metrics the Compensation Committee evaluates, are almost exclusively related to non-financial operational activities such as exploration results for example positive assay results from soil and rock sampling, drilling results, changes related to mineral resources and increases or decreases in the price of the Common Stock as quoted on the NYSE American, that the Compensation Committee believes are significantly related to the operational activities of the Company. In addition, the Compensation Committee has the ability to consider prior compensation (e.g. gains from prior option grants or other equity awards) in setting current compensation, however it has no formal procedure or requirement to do so. The Compensation Committee does not set or utilize benchmarks of any kind to set, evaluate or allocate compensation. There have been no actions taken or adjustments made to the process of setting executive compensation discussed herein by the Compensation Committee subsequent to December 31, 2022.

24

Key Elements of Executive Compensation

The elements of the Company’s compensation program are intended to balance long term and short-term compensation for its executives and attempt to motivate executives to provide excellent leadership and achieve Company goals by linking short-term (such as salaries and benefits) and long-term incentives (such as equity-based compensation) to the achievement of business objectives, thereby aligning the interests of executives and shareholders. In addition, the Compensation Committee recognizes the performance of the Common Stock is often influenced by the general investment climate of the junior mining industry and other macro-economic factors, which are not within the control of the Named Executive Officers. The key elements of the compensation of the Named Executive Officers are outlined below. The Compensation Committee considers shareholder input when setting compensation for Named Executive Officers. At our 2022 annual meeting of shareholders, greater than 98% of the votes cast on the advisory vote on executive compensation were in favor of our executive compensation program. The Board of Directors and the Compensation Committee reviewed these vote results and determined that, given the significant level of support, no major re-examination of our executive compensation program was necessary at that time.

(1) Base Salary

The Compensation Committee attempts to provide a base salary to the Named Executive Officers that is commensurate with their review of the Peer Group Companies. The Compensation Committee increased the base salary for the Named Executive Officers during 2022, as discussed above, during its meeting in January of 2022. Increases or decreases in base salary are dependent on the Compensation Committee's evaluation of each individual Named Executive Officer’s performance, the effect of a peer group review, the performance of the entire Company relative to the Company’s general goals and objectives, and the Company’s current and projected financial resources. No Named Executive Officer receives minimum base salary payments pursuant to any employment agreement, or other agreement. The Compensation Committee has authority from the Board to set the base salary of our executives at any amount it believes is appropriate. Although the Compensation Committee, reviews the accomplishments of the Named Executive Officers against general goals of the Company, such as planned exploration programs, potential mineral property acquisitions and dispositions, evaluation of strategic opportunities, corporate financing activities and market price of our Common Stock, among other things, the Compensation Committee has full discretion to set compensation levels and has not set specific compensation levels to specific criteria. Some of the general criteria are discussed above.

(2) Bonuses

The Compensation Committee may provide bonuses to the Named Executive Officers, in its sole discretion, based upon their evaluation of the individual Named Executive Officer in light of certain parameters, including, but not exclusively, the following:

(i)	Operational goals and parameters;
(ii)	The desire, discussed above, to provide a substantial portion of compensation based on performance;
(iii)	The performance of the Company relative to Company goals including exploration success;
(iv)	The share price performance of the Common Stock to the extent the Compensation Committee believes it is influenced by the exploration activities of the Company;
(v)	The financial strength of the Company, including liquid financial assets;
(vi)	The quality of mineral property assets, including exploration assets and mineral properties under joint venture; and
(vii)	The financial strength and prospects for the smaller (junior) exploration mining industry.

25

In establishing its goals for any particular year, the Compensation Committee strives to ensure that the goals provide both an incentive and an attainable goal that provides shareholders with the opportunity for return on their investment while minimizing corporate and shareholder risk to the extent possible. Although certain targets and goals related to certain operational goals such as potential property acquisitions and/or potential merger or acquisition activities, if any, are confidential, the Compensation Committee has attempted to structure these types of goals to be reasonable and obtainable by our Named Executive Officers, without undue risk to the assets of Solitario. Due to the nature of Solitario's activities relating to (i) the evaluation of mineral properties for acquisition; (ii) the evaluation of strategic opportunities for a corporate merger, acquisition or sale; (iii) the acquisition and initial exploration of our Golden Crest project in South Dakota during 2022 and 2021: (iv) the exploration and evaluation of our Lik project in Alaska; (v) the exploration and evaluation of our Florida Canyon project in Peru and (vi) early-stage exploration of mineral properties located in Peru and North America, the goals for our Named Executive Officers are not specifically related to traditional financial metrics, such as revenue growth, earnings or earnings per share. The operational targets and goals are more subjective and generally include (i) the evaluation and negotiation of related agreements for the acquisition of mineral property; (ii) evaluation of strategic opportunities; (iii) land and royalty joint ventures on our existing properties, (iv) exploration activities and success, both on our own and through joint ventures; (v) training and retaining employees or contractors and (vi) operational activities including: maintaining adequate liquidity to fund future exploration activities, financial reporting and disclosure, and shareholder return. The Compensation Committee also evaluates the financial strength and prospects for the junior exploration segment of the mining industry. The Compensation Committee reviews the annual goals with the Named Executive Officers at or near the start of each year. The evaluation of the performance of our Named Executive Officers, relative to the goals outlined herein, has been and is expected to continue to be at the discretion of the Compensation Committee. As discussed above, the Compensation Committee awarded bouses of $15,000 to each of our three Named Executive officers in 2022 and the Compensation Committee did not award any bonus during the year ended December 31, 2021.

(3) Equity

The only equity compensation our Named Executive Officers have historically received is in the form of stock options granted pursuant to the 2013 Plan, with the exercise price of such options equal to the current market value of our Common Stock at the date of grant. The Compensation Committee believes that a portion of our Named Executive Officers’ compensation should be performance based and tied to the long-term value of the Company. The Compensation Committee also believes that our compensation policies should be fair to our shareholders and be focused on our long-term viability. The Compensation Committee believes the granting of stock options or other forms of equity-based compensation aligns the interests of the Named Executive Officers with those of our shareholders and provides the incentive to manage the Company from the perspective of an owner of the Company. In addition, the Compensation Committee believes the vesting terms of the stock options granted from the 2013 Plan, discussed below, provide that a significant portion of the compensation will be received at a future date, which provides a tempered longer-term incentive for our Named Executive Officers as well as an incentive for them to remain with the Company.

The amount of all individual grants and the grant date of the stock options have been determined periodically by the Compensation Committee or by the full Board. All grants to date have, as of the date of the approval by the Compensation Committee (or the full Board, if requested by the Compensation Committee), an option exercise price at the fair market value equal to the quoted price of a share of Solitario stock on the NYSE American on the date of grant. Generally, all option grants from the 2013 Plan vest 25% on the date of grant and the remaining options vest at 25% per year on the anniversary of the grant over a three-year period.

On September 8, 2022, Solitario granted an aggregate of 2,360,000 options under the 2013 Plan including a total of 1,110,000 options to our Named Executive Officers. The 2,360,000 options granted have a five-year life, exercise price of $0.60 per share and had a total grant date fair value of $876,000, based upon a Black-Scholes model with a volatility of 73%, and a risk-free interest rate of 0.3.4%. There were no grants of options or other equity-based awards to our Named Executive officers during 2021.

In the future, our officers and directors may receive additional equity- based awards pursuant to the 2013 Plan, which may take the form of stock options or other forms of awards including restricted stock awards, restricted stock units or stock appreciation rights.

Allocation between the Key Elements of Compensation

The Compensation Committee has broad discretion in allocating total compensation between the key elements of compensation discussed above. Each of the individual components of compensation is evaluated by the Compensation Committee independently and each component is not evaluated based upon the other components. The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual Named Executive Officer.

26

Employment Agreements

None of our Named Executive Officers have on-going employment agreements other than individual Change in Control Severance Benefits Agreements, discussed under “Change in Control Agreements” below.

Change in Control Agreements

The Compensation Committee and Solitario consider it essential to the best interest of its shareholders to foster the continuous employment of key management personnel.  In this regard, the Compensation Committee and Board recognize that, as is the case with many publicly held corporations and their subsidiaries, the possibility of a change in control may exist and that such possibility, and the uncertainty and questions which it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its shareholders.

Accordingly, on March 14, 2007, the Compensation Committee approved separate Change in Control Severance Benefits Agreements (each a "CIC") for each of the persons serving as our Named Executive Officers, Mr. Herald, Mr. Maronick and Mr. Hunt. Each CIC provides for the payment of severance benefits if the employment of one of the Named Executive Officers is terminated during a period of three years following the last day of the month in which a Change in Control of Solitario (as defined in the CIC) occurs equal to 2.5 times the base salary of the Named Executive Officer. In addition, any unvested stock options held by the Named Executive Officer will vest upon the Change in Control. The CIC provides an additional gross up for any taxes due as a result of Excise Tax, as defined by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).

Generally, the CIC defines a "Change in Control" as (i) a person acquiring more than 50% of the outstanding stock of the Company, (ii) the shareholders of the Company approving a merger or acquisition whereby more than 50% of the outstanding shares held prior to the vote will be held by a new person or corporation, (iii) the shareholders of the Company approving the sale or disposition of substantially all of the company's assets, or (iv) the shareholders of the Company approving a plan of liquidation or dissolution of the Company.

Benefits are payable under each CIC after a Change in Control if the Named Executive Officer terminates his employment for "good reason," or is terminated by the Company, other than for "cause." "Good reason" is generally defined as a reduction in the compensation, or level of responsibility or forced relocation, among other things. "Cause" is generally defined in the CIC as the conviction of a felony, gross and willful failure to perform assigned duties, and dishonest conduct that is intentional and materially injurious to the Company.

Tax Implications of Executive Compensation

Under Section 162(m) of the Code, the Company generally receives a tax deduction for compensation on payments which total less than $1,000,000 paid to our Named Executive Officers, unless that compensation is performance based. The total non-performance-based compensation for any of our Named Executive Officers did not exceed $1,000,000 during 2022, nor do we anticipate it will exceed $1,000,000 for the foreseeable future.

Stock Ownership Guidelines

Solitario has not established formal stock ownership guidelines for our Named Executive Officers. The Company's Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, or engaging in hedging or offsetting transactions regarding the Common Stock during periods where such persons have access to material inside information.

Compensation Policies with Regard to Risk Management

The Board is responsible for the overall risk management of the Company. Solitario is subject to the inherent risks involved in the exploration and development of mineral properties and shareholders should carefully review Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2022. However, Solitario does not have any compensation plans or incentives for our Named Executive Officers or any employee for any risk-taking activity or risk management activities. Solitario does not engage in activities that have traditional incentives for financial risk-taking activities, such as buying or selling derivatives or other similar instruments, other than our limited use of derivatives to reduce our exposure to our holdings of Kinross Gold Corporation common stock and our holdings of Vendetta Mining Corp.

27

Role of the Chief Executive Officer in Compensation Decisions

Mr. Herald, our CEO, annually reviews the performance of all other Named Executive Officers. The performance of Mr. Herald is reviewed by the Chairman of the Compensation Committee. The conclusions and recommendations, which include salary, bonus and equity grants, if any, are presented to the Compensation Committee, which has discretion in modifying or applying any of the recommendations for the Named Executive Officers. The Compensation Committee presents its conclusions and recommendations to the Board for their input and review.

Summary Compensation Table

The following table provides summary information regarding compensation earned by our Named Executive Officers for the fiscal years ended December 31, 2022 and 2021:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-equity incentive plan compensation	All Other Compensation ($) (3)	Total ($)
Mr. Herald, CEO	2022	155,000	15,000	-	155,875	-	27,000	352,875
	2021	138,000	-	-	-	-	26,000	164,000

Mr. Hunt, COO	2022	140,000	15,000	-	131,752	-	27,000	313,752
	2021	121,000	-	-	-	-	26,000	147,000

Mr. Maronick, CFO	2022	135,000	15,000	-	124,329	-	27,000	301,329
	2021	120,000	-	-	-	-	26,000	146,000

(1)	No bonus amount was earned in 2021.
(2)

The amount represents the grant date fair value of option awards granted during the year in accordance with FASB ASC No. 718. See Note 10, “Employee Stock Compensation Plans” to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion regarding assumptions used to calculate fair value.

The total grant date fair value of the options granted on September 82, 2022 to our Named Executive Officers were as follows:

Mr. Herald: 420,000 options; $155,875

Mr. Hunt: 355,000 options; $131,752

Mr. Maronick: 235,000 options; $124,329

(3)	Mr. Herald, Mr. Hunt and Mr. Maronick each received $27,000 and $26,000, respectively, for 401(K) matches during 2022 and 2021.

Option Exercises and Stock Vested

There were no exercises of stock options during the years ended December 31, 2022 or 2021 by our Named Executive Officers.

28

Outstanding Equity Award at Fiscal Year End

At December 31, 2022 the following equity awards were outstanding:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Christopher E Herald, CEO	400,000	(1)	-	-	$0.31	10/31/23	-	-	-	-
	168,750	(2)	56,250	-	$0.20	04/01/25	-	-	-	-
	105,000	(3)	315,000	-	$0.60	09/07/27	-	-	-	-

Walter H Hunt, COO	270,000	(1)	-	-	$0.31	10/31/23	-	-	-	-
	150,000	(2)	50,000	-	$0.20	04/01/25	-	-	-	-
	88,750	(3)	266,250	-	$0.60	09/07/27	-	-	-	-

James R. Maronick, CFO	250,000	(1)	-	-	$0.31	10/31/23	-	-	-	-
	150,000	(2)	50,000	-	$0.20	04/01/25	-	-	-	-
	83,750	(3)	251,250	-	$0.60	09/07/27	-	-	-	-

(1)	Options were granted on November 1, 2018 and vested 25% on date of grant and vest 25% on each grant date anniversary thereafter.
(2)	Options were granted on April 2, 2020 and vested 25% on date of grant and vest 25% on each grant date anniversary thereafter.
(3)	Options were granted on September 8, 2022 and vested 25% on date of grant and vest 25% on each grant date anniversary thereafter.

Potential Payments Upon Termination or Change in Control

As noted under "Executive Compensation" in this Proxy Statement, the Company entered into certain change in control agreements on March 14, 2007 with our Named Executive Officers pursuant to which our Named Executive Officers may receive payment in the event that such officer is terminated within three years following a change in control. The terms of the CICs are more fully described under "Change in Control Agreements" in the "Executive Compensation" section above. The potential payments to each Named Executive Officer are described below in the event of an assumed change in control as defined in the applicable CIC as of December 31, 2022.

Name	Salary (1)	Stock option vesting (2)	Tax gross up (3)	Total
Christopher E. Herald, CEO	$387,500	$29,925	$-	$417,425
Walter H, Hunt, COO	350,000	26,325	-	376,325
James R. Maronick, CFO	337,500	26,025	-	363,525

(1)	Two and one-half times current base salary as of December 31, 2022. The amount in the table above is shown as paid as a lump sum payment.
(2)

At December 31, 2022, the price of a share of our common stock as quoted on the NYSE American was $0.62 per share. Accordingly, this amount represents the intrinsic value of unvested options priced at $0.20 per share and the value of the unvested options priced at $0.60 per share, at December 31, 2022, shown above, held by our Named Executive Officers from the acceleration of unvested options.

(3)

The CIC provides for a gross-up for taxes in the event the combined salary and all other compensation, triggered by a change in control, results in Excise Tax, as defined by Section 4999 of the Code. The CIC provides for additional cash compensation to pay the Named Executive Officer for the Excise Tax, which is 20% of all compensation in excess of the excise tax base salary amount, when the payments, including the fair value from acceleration of vesting for unvested options, under the CIC exceed three times ethe excise tax base salary. The excise tax base salary is the average of the prior five years taxable compensation from the date of the payment under the CIC, which is considered the five years prior to December 31, 2022 for the above calculation. The total CIC payments did not exceed three times the excise tax base salary as of December 31, 2022.

29

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (“CAP”) and Solitario’s performance for our NEOs (including the Principal Executive Officer, or PEO) and total shareholder return, which is defined as the change in the value of an investment in our common stock of $100 at December 31, 2020 through December 31, 2022 (the “TSR”).  The definition of CAP and TSR are mandated by Item 402 and are not used by the Compensation Committee in its pay-for-performance assessments.  See our "Compensation Discussion and Analysis" section for a discussion on Solitario’s executive compensation philosophy, our incentive programs and practices and policies that align the interests of our NEOs to those of our shareholders.

Year	Summary Compensation Table Total For PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total For Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4)	Value of Initial Fixed Investment on Total Shareholder Return (5)	Net Income (Loss) (in thousands)
2022	$352,875	$401,306	$307,541	$350,289	$111	$(3,928)
2021	$164,000	$236,437	$146,500	$202,706	$89	$(2,367)

(1)	Amount for Chris Herald, our CEO in both 2022 and 2021 from the Summary Compensation Table (“SCT”) above.
(2)	Adjustments for to the SCT total to arrive at the CAP are as follows:

Reconciliation of PEO SCT Total and Compensation Actually Paid	2022	2021
Total Compensation as reported in SCT	$352,875	$164,000
Less fair value of equity awards granted during the year as reported in the SCT	(155,875)	-
Fair value of unvested equity awards granted in the current year – value at the end of the year	121,375	-
Fair value of options granted in the current year that vested in the current year	38,969	-
Fair value of options granted in prior years that vested in the current year	38,550	73,772
Change in the fair value of unvested equity options granted in prior years	5,412	(1,335)
Compensation actually paid per Item 402 of Regulation SK	$401,306	$236,437

(3)	Amount for the average of Mr. Hunt and Mr. Maronick, our Non-PEO’s in both 2022 and 2021 from the SCT above.
(4)	The following amounts represent averages for our Non-PEO’s to arrive at the necessary adjustments to the SCT:

Reconciliation of Average Non-PEO SCT Total and Compensation Actually Paid	2022	2021
Total average compensation as reported in SCT	$307,541	$146,500
Less fair value of equity awards granted during the year as reported in the SCT	(128,041)	-
Fair value of unvested equity awards granted in the current year – value at the end of the year	99,701	-
Fair value of options granted in the current year that vested in the current year	32,010	-
Fair value of options granted in prior years that vested in the current year	34,267	57,393
Change in the fair value of unvested equity options granted in prior years	4,811	(1,187)
Compensation actually paid per Item 402 of Regulation SK	$350,289	$202,706

(5)	The TSR is based upon the change in value of $100 invested on the last trading day of 2020 as of the end of the year reported.
(6)	Fair value of awards were computed in accordance with Financial Accounting Standards Codification Topic 718.

Comparison of CAP and TSR
Compensation Actually Paid
Total Shareholder Return
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$120
$100
$80
$60
$40
$20
$0
$236,437
$202,706
$401,306
$350,289
$89
$111
2021
2022
PEO CAP
Non-PEO CAP
TSR

30

As an exploration company, Solitario does not have consistent sources of revenues and our goals and objectives are more closely aligned with the success of our exploration activities including acquisition and exploration of mineral claims as further discussed above in our Compensation Discussion and Analysis above.  We believe the increases in both CAP and TSR shown in the above chart are more closely related to the success of our exploration activities, especially at our Golden Crest project during 2021 and 2022 than to each other or other financial metrics.

Comparison of CAP to Net Loss
Compensattion Actually Paid
Net Loss
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$0
($500,000)
($1,000,000)
($1,500,000)
($2,000,000)
($2,500,000)
($3,000,000)
($3,500,000)
($4,000,000)
($4,500,000)
$236,437
$202,706
($2,367,000)
$401,306
$350,289
($3,928,000)
2021
2022
PEO
Non-PEO CAP
Net Loss

The increase in net loss is primarily related to the increase in exploration expense during 2022 compared to 2021.  This increase is appropriate given the nature of Solitario’s exploration business and was a significant contributor to the exploration success at our Golden Crest project during 2022.  However, expenditures do not necessarily always correlate to exploration success nor to increases in shareholder return.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To our knowledge, as of April 28, 2023, no person beneficially owns, directly or indirectly, or exercises control or direction over, more than five percent of our issued and outstanding Common Stock with the exception of Zebra Holdings and Investments, S.A.R.L., which directly owns 3,834,172 shares representing approximately 5.9 percent of our issued and outstanding Common Stock.

The following table sets forth, as of April 28, 2023, the beneficial ownership of our outstanding Common Stock by each of our shareholders beneficially owning more than five percent of our outstanding shares, our directors, each Named Executive Officer and all of our executive officers and directors as a group.  Unless otherwise indicated, the persons listed in the table below have sole voting and investment powers with respect to the shares indicated. Except as indicated below the mailing address for each person is 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percent of Class*
Gil Atzmon, Director (1)	3,018,370	4.6%
Christopher E. Herald, CEO and Director (2)	2,397,000	3.7%
Brian Labadie, Director (3)	502,857	**
Joshua Crumb, Director (4)	310,360	**
Jim Hesketh, Director (5)	272,500	**
John Labate, Director (6)	307,500	**
Debbie Austin (7)	216,661	**
Walter H. Hunt, COO (8)	1,024,212	1.6%
James R. Maronick, CFO (9)	1,174,789	1.8%
All directors and executive officers as a group (nine persons)	9,224,249	13.3%
Zebra Holdings and Investments, S.A.R.L. PO Box 6208, CH – 1211 Geneva	3,834,172	5.9%

31

*	Calculated in accordance with Rule 13d-3 under the Exchange Act and Item 403 of Regulation S-K.
**	Indicates holdings of less than 1%.
(1)	The beneficial shares include 292,500 options held by Mr. Atzmon exercisable within 60 days.
(2)	The beneficial shares include 730,000 options held by Mr. Herald exercisable within 60 days.
(3)	The beneficial shares include 310,000 options held by Mr. Labadie exercisable within 60 days.
(4)	The beneficial shares include 292,500 options held by Mr. Crumb exercisable within 60 days.
(5)	The beneficial shares include 169,500 options held by Mr. Hesketh exercisable within 60 days.
(6)	The beneficial shares include 297,500 options held by Mr. Labate exercisable within 60 days.
(7)	The beneficial shares include 62,500 options held by Ms. Austin exercisable within 60 days.
(8)	The beneficial shares include 558,750 options held by Mr. Hunt exercisable within 60 days.
(9)	The beneficial shares include 533,750 options held by Mr. Maronick exercisable within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no material interests, direct or indirect, of current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding shares of Common Stock, or any known associates or affiliates of such persons, in any transaction since January 1, 2021 or in any proposed transaction which has materially affected or would materially affect the Company and in which the amount involved exceeded $120,000.

Policy Regarding Related Party Transactions

The Board of Directors has adopted a written Related Party Transaction Policy. Pursuant to that policy, Solitario may enter into transactions with certain "related persons." Related persons include the Company's executive officers, directors, 5% or more beneficial owners of the Common Stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. These transactions are referred to as "related party transactions." All related party transactions are subject to the following related party transaction policy requirements:

•	the transaction must be approved by disinterested members of the Board;
•	the Audit Committee must approve or ratify such transaction and the terms of the transaction are comparable to that which could be attained in an arm's-length dealing with unrelated third parties; or
•	a transaction that involves compensation must be approved by the Compensation Committee.

Director Independence

•

Solitario’s Board has determined that Mr. Atzmon, Mr. Crumb, Mr. Hesketh, Mr. Labadie, Ms. Austin, and Mr. Labate are independent members of the Board of Directors in accordance with Section 803(A) of the NYSE American Company Guide.

•	Mr. Labate, Mr. Crumb and Mr. Hesketh are members of the Audit Committee.
•	Mr. Labadie, Mr. Labate and Mr. Hesketh are members of the Compensation Committee.
•	Mr. Atzmon, Mr. Labadie and Mr. Labate are members of the Nominating Committee.
•	Ms. Austin, Mr. Hesketh and Mr. Herald are members of the Health, Safety, Environment and Social Responsibility Committee.

INCORPORATION BY REFRENCE

The reports of the Compensation Committee and Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

32

PROPOSALS OF SHAREHOLDERS

Shareholder proposals intended to be included in Solitario's proxy statement for the 2024 annual meeting of Shareholders must be received by Solitario prior to January 20, 2024 in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2024 annual meeting.  If the date of the 2024 annual meeting is changed by more than 30 days from June 20, 2024, the deadline will be a reasonable time before we print and mail our proxy materials.  However, we are not required to include in our proxy statement and form of proxy for the 2024 annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received.  Under Solitario’s Bylaws, in order for any stockholder proposal that is not included in the proxy statement and form of proxy disseminated by the Company to be brought before the 2024 annual meeting, such proposal must be received by the Corporate Secretary at our principal executive offices at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 not less than 60 days nor more than 90 days before the 2024 annual meeting; however, if less than 70 days' notice or public disclosure of the date of the 2023 meeting is given, the written notice must be delivered to the Corporate Secretary no later than the close of business on the 10th day after notice of the meeting was mailed or notice was publicly disclosed, whichever is earlier.  The notice must contain certain information as to the proposal and the shareholder, including the share ownership of the shareholder and any financial interest in the proposal.  If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2024 annual meeting.

In addition, in order to comply with universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2024 annual meeting must provide notice to the Company no later than a date that is 60 days prior to the one-year anniversary date of the 2023 meeting or April 21, 2024 that sets forth the information required by Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

No shareholder proposals for the 2023Annual Meeting had been received by Solitario prior to the date of this Proxy Statement.

OTHER BUSINESS

Solitario knows of no other business to be presented at the meeting.  If any other business properly comes before the meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person named in the accompanying form of proxy.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one Proxy Statement and Annual Report is being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the Proxy Statement and Annual Report to shareholders at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us by mail at 4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 or by telephone (303) 534-1030.

By Order of the Board of Directors

/s/James R. Maronick
Corporate Secretary

April 28, 2023
Wheat Ridge, Colorado

33

Appendix A

(Form of Proxy Card)

SOLITARIO ZINC CORP.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

MR SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X 9X9

Security Class
COMMON

Holder Account Number

C1234567890 XXX

Fold

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name appears on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.
8. This proxy should be read in conjunction with the accompanying documentation.

Fold

Proxies submitted must be received by 5:00 pm, Mountain Time, on June 15, 2023.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 123456789012345

01WPWC

CPUQC01.E.INT/000001/i1234

A-1

MR SAM SAMPLE

C1234567890

XXX 123

Appointment of Proxyholder

I/We being holder(s) of Solitario Zinc Corp. hereby appoint: Christopher E. Herald, a duly authorized officer of the Company, or failing this person, James R. Maronick, a duly authorized officer of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to attend, act and vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of shareholders of **Solitario Zinc Corp.** to be held at **4251 Kipling Street, Suite 390, Wheat Ridge, CO 80033 on June 20, 2023 at 11:00am M.D.T.** and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

	For	Withhold
01. Brian Labadie	☐	☐
02. John Labate	☐	☐
03. James Hesketh	☐	☐
04. Christopher E. Herald	☐	☐
05. Gil Atzmon	☐	☐
06. Joshua Crumb	☐	☐
07. Debbie Austin	☐	☐

Fold

	For	Against	Abstain
2. Approval of an amendment to Solitario's Articles of Incorporation to change the name of the Company to "Solitario Resources Corp."	☐	☐	☐
3. Approval of the 2023 Solitario Stock and Incentive Plan	☐	☐	☐
4. Advisory vote on Executive Compensation Approval, on an advisory basis, of the compensation program of the Company's named executive officers.	☐	☐	☐
5. Appointment of Auditors To ratify the appointment of Plante & Moran, PLLC as Auditors of the Company for the fiscal year 2023	☐	☐	☐

Fold

6. The proxyholder is authorized to vote in their discretion on such other business as may properly come before the meeting and all adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3, 4, AND 5, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.**

Signature(s)

Date

MM / DD / YY

Annual Report – Mark this box if you would like to receive the Annual Report and accompanying Management's Discussion and Analysis by mail ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

S L R Q 351791 1 A P I Z AR4 999999999999

01WPXD

A-2

Appendix B

(2023 Solitario Stock and Incentive Plan)

2023 SOLITARIO

STOCK AND INCENTIVE PLAN

(adopted by the Board on March 29, 2023)

1. Purpose.

The purpose of this Plan is to advance the interests of Solitario Zinc Corp., a Colorado Corporation, and its stockholders, by providing additional incentives to attract, retain and motivate those qualified and competent Employees, Consultant and Directors, upon whose efforts and judgment its success is largely dependent.

2. Definitions.

As used herein, the following terms shall have the meaning indicated:

(a) “Administrator” shall mean the person(s) designated by the Committee to carry out nondiscretionary administrative duties with respect to this Plan and Awards.

(b) “Agreed Price” shall relate to the grant of an Award in the form of a SAR and shall mean the value assigned to the Award’s Reserved Shares which will form the basis for calculating the Spread on the date of exercise of the SAR, which assigned value shall be the Fair Market Value of such Reserved Shares on the Date of Grant.

(c) “Applicable Laws” shall mean the requirements relating to the administration of the Plan under U.S. state corporate laws, U.S. federal and state securities laws, and the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the similar laws of any foreign country or jurisdiction where Options are, or will be, granted.

(d) “Award” shall mean either an Option, a SAR, a Restricted Stock Unit, or a Restricted Share Award, except that where it shall be appropriate to identify the specific type of Award, reference shall be made to the specific type of Award; and provided, further, that references to Award shall be deemed to be references to the written agreement evidencing such Award, and provided, finally, without limitation, that unless expressly provided to the contrary in the terms of the Award, in the event of a conflict between the terms of this Plan and the terms of an Award, the terms of this Plan are controlling.

(e) “Board” shall mean the Board of Directors of the Company.

(f) “Cause” shall mean with respect to any Employee, Consultant or Director, unless the applicable agreement evidencing the Award states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Cause, the definition contained therein, or ((b) a (i) a final, nonappealable conviction of a Holder for commission of a felony involving moral turpitude, or (ii) Holder’s willful gross misconduct that causes material economic harm to the Company or that brings substantial discredit to the Company’s reputation.

B-1

(g) “Change in Control” shall mean the occurrence of any one of the following with respect to the Company:

(1) “Continuing Directors” no longer constitute a majority of the Board; the term “Continuing Director” shall mean any individual who has served as a Director for one year or more, together with any new Directors whose election by the Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors then still in office who were either Directors at the beginning of such one-year period or whose election or nomination for election was previously so approved;

(2) any person or group of persons acting together as an entity become the beneficial owners (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of shares of Common Stock representing more than fifty percent (50%) of the voting power of the Company’s then outstanding securities;

(3) after the Effective Date, a merger or consolidation to which the Company is a party if immediately following the effective date of such a merger or consolidation (i) the stockholders of the Company immediately prior to the effective date of such merger or consolidation have beneficial ownership (as defined in Rule 13d-3 under the 1934 Act) of less than fifty percent (50%) of the combined voting power of the surviving corporation, or other entity, or (ii) fifty percent (50%) or more of the individuals who (on the date immediately prior to the date of execution of the agreement providing for such merger or consolidation) constitute the members of Senior Management do not hold an officer’s position which would make them a member of Senior Management; or

(4) the sale of all, or substantially all, of the assets of the Company or the liquidation or dissolution of the Company.

Notwithstanding the foregoing provisions of this Section 2(g), if a Holder’s Separation is for a reason other than for Cause and occurs not more than ninety (90) days prior to the date on which a Change in Control occurs, for purposes of Awards, such termination shall be deemed to have occurred immediately following a Change in Control.

Notwithstanding the foregoing provisions of this Section 2(g), in the event an Award is subject to Section 409A, a Change in Control will only be deemed to occur with respect to such Award to the extent the transaction or event constitutes a Change in Control under Section 409A of the Code.

(h) “Change in Control Price” shall mean the Fair Market Value on the date of a Change in Control.

(i) “Code” shall mean the Internal Revenue Code of 1986, as amended.

B-2

(j) “Committee” shall mean a Committee of Directors designated by the Board, in accordance with the provisions of Section 10 below.

(k) “Common Stock” shall mean the common stock, $0.01 par value, of the Company.

(l) “Company” shall mean Solitario Zinc Corp., a Colorado corporation, and any successor corporation thereto.

(m) “Consultant” means any individual or entity which performs bona fide services for the Company, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

(n) “Date of Grant” shall mean the later of the date on which the Committee takes formal action to grant an Award or the date specified as the date of grant in the Committee’s formal action, provided, in either case, that it is followed, as soon as reasonably practicable, by written notice to the Eligible Person receiving the Award.

(o) “Director” shall mean a member of the Board.

(p) “Disability” ” shall mean, unless the applicable written agreement governing the Award says otherwise, an Eligible Person’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which, in the reasonable opinion of the Administrator based on such medical evidence as it deems necessary, can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; provided, however, that such Disability did not result, in whole or in part from: (i) a felonious undertaking or (ii) an intentional self-inflicted wound. The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator.

(q) “Dividend Equivalent” shall mean the dollar amount of dividends (whether stock or cash) paid or distributed in respect to one share of Common Stock.

(r) “Effective Date” shall mean March 29, 2023, provided that the Company’ shareholders approve this Plan before the first anniversary date of this date.

(s) “Eligible Person(s)” shall mean persons who are Employees or non-Employee Directors, Officers or Consultants, as applicable.

(t) “Employee(s)” shall mean each person who is designated as an employee on the payroll records of the Company.

(u) “Fair Market Value” shall mean, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined by a reasonable application of a reasonable valuation method in good faith by the Committee and such determination shall be conclusive and binding on all persons.

B-3

(v) “Holder” shall mean, at each time of reference, each person with respect to whom an Award is in effect; provided that following the death of a Holder, it shall refer to the person who succeeds to the rights of such Holder.

(w) “Incentive Stock Option” shall mean an Option that is designated as an incentive stock option as defined in Section 422 of the Code and meets the requirements set forth in the Plan.

(x) “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

(y) “Option” (when capitalized) shall mean the grant of the right to purchase Reserved Shares through the payment of the Option Price and taking the form of either an Incentive Stock Option or a Non-Qualified Stock Option; provided that, where it shall be appropriate to identify a specific type of Option, reference shall be made to the specific type of Option; provided, further, that a single Option may include both Incentive Stock Option and Non-Qualified Stock Option provisions.

(z) “Option Price” shall mean the price per Reserved Share which is required to be paid by the Holder in order to exercise such person’s right to acquire the Reserved Share under the terms of the Option which shall be determined in accordance with the terms of the Plan.

(aa) “Outside Director” means a Director who is not an Employee.

(bb) “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

(cc) “Plan” shall mean this 2023 Solitario Stock and Incentive Plan.

(dd) “Plan Year” shall mean the calendar year.

(ee) “Reserved Shares” shall mean, at each time of reference, the total number of Shares described in Section 3 with respect to which the Committee may grant an Award, all of which Reserved Shares shall be held in the Company’s treasury or shall otherwise be made available from the Company’s authorized and unissued Shares.

(ff) “Restricted” “Restriction(s)” and similar terms shall mean the restrictions applicable to Reserved Shares subject to an Award which constitute “a substantial risk of forfeiture” of such Reserved Shares within the meaning of Section 83(a)(1) of the Code.

(gg) “Restricted Period” shall mean the period during which Restricted Shares are subject to Restrictions.

(hh) “Restricted Shares” shall mean the Reserved Shares granted to an Eligible Person which are subject to Restrictions; provided that, subject to the provisions of Section 6(b), the Committee may, in its sole discretion, determine that the Restrictions which otherwise would have been imposed have been fully satisfied on the Date of Grant by reason of prior service and/or other considerations, and thus provide that such Restricted Shares shall be fully Vested on the Date of Grant.

B-4

(ii) “Restricted Share Award” shall mean the award of Restricted Shares or Restricted Stock Units.

(jj) “Restricted Stock Unit” shall mean a hypothetical or phantom Common Stock unit awarded or granted to an Eligible Person, equal to the Fair Market Value of a single share of Common Stock, and which may be subject to some or all of the Restrictions applicable to Reserved Shares and Restricted Shares.

(kk) “Restricted Share Distributions” shall mean any amounts, whether Shares, cash or other property (other than regular cash dividends) paid or distributed by the Company with respect to Restricted Shares during a Restricted Period.

(ll) “RSU Award” shall mean each Award of Restricted Stock Units awarded or granted to an Eligible Person, pursuant to the Plan, all as described more fully in Section 6.

(mm) “SAR” shall have the meaning given to such term Section 7(b) hereof.

(nn) “Separation” shall mean the date on which a Holder ceases to have an employment or service relationship with the Company for any reason, including death or Disability; and provided, further, without limitation, such employment or service relationship will cease, in the case of a non-Employee Director, upon his or her ceasing to be a Director; provided, however, that a Separation will not be considered to have occurred while an Employee is on sick leave, military leave, or any other leave of absence approved by the Company, if the period of such leave does not exceed ninety (90) days, or, if longer, so long as the Employee’s right to redeployment with the Company is guaranteed either by statute or by contract. If an Award is subject to Code Section 409A, “Separation” shall mean “separation from service” as defined in treasury regulations issued under Code Section 409A whenever any payment or settlement of an Award conferred under this Plan is to be made upon Separation and is subject to such Code section, with “separation from service” of an Employee or Consultant to be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee or Consultant during the immediately preceding thirty-six (36) month period. A Holder shall not be deemed to have incurred a Separation merely because of a change in the capacity in which the Holder provides services to the Company.

(oo) “Share(s)” shall mean a share or shares of Common Stock.

(pp) “Spread” shall mean the difference between the Option Price, or the Agreed Price, as the case may be, of the Share(s) on the date of the Award, and the Fair Market Value of such Share(s) on the date of reference.

(qq) “Subsidiary” shall mean, where the Award is an Incentive Stock Option, a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code, and on the case of any other Award, shall mean any entity which would be a subsidiary corporation as defined in Section 424(f) of the Code if it were a corporation.

B-5

(rr) “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

(ss) “Vested” and similar terms shall mean the number of Option Shares which have become nonforfeitable, the number of Restricted Shares on which the Restrictions have lapsed, including, without limitation, the lapse of Restrictions based on the attainment of performance objectives.

(tt) “10% Person” shall mean a person who owns directly (or indirectly through attribution under Section 424(d) of the Code) at the Date of Grant of an Incentive Stock Option, stock possessing more than 10% of the total combined voting power of all classes of voting stock (as defined in Section 424 of the Code) of the Company on the Date of Grant.

3. Shares Available for Awards; Cash Payable Pursuant to Awards.

(a) Shares Available. Subject to adjustment as provided in Section 3(c), the aggregate number of Shares that may be issued under the Plan shall be 5,000,000. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. The number of Shares available for granting Incentive Stock Options under the Plan shall be 5,000,000, subject to adjustment as provided in Section 3(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

(b) Accounting for Awards. For purposes of this Section 3, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of Shares to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled SAR or other Awards that were not issued upon the settlement of the Award.

(c) Adjustments. In the event that that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of :

(i) the number of Shares (or other securities or other property) that thereafter may be made the subject of Awards;

(ii) the number of Shares (or other securities or other property) subject to outstanding Awards;

B-6

(iii) the Option Price or Agreed Price; and

(iv) any performance based vesting conditions to which any Award is subject.

In the case of adjustments made pursuant to this Section 3(c), unless the Committee specifically determines that such adjustment is in the best interests of the Company, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 3(c) will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options or SARs, ensure that any adjustments under this Section 3(c) will not constitute a modification of such Non-Qualified Stock Options or SARs within the meaning of Section 409A of the Code. Any adjustments made under this Section 3(c) shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the 1934 Act. The Company shall give each Holder notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. The number of Shares covered by any Award or to which such Award relates shall always be a whole number.

(d) Outside Director Award Limitations. No Outside Director may be granted, in any Plan Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with international financial reporting standards, and be provided any cash retainers for service as an Outside Director in amounts that, in the aggregate, exceed $1,000,000, provided that such amount is increased to $1,500,000 in the Plan Year of his or her initial service as an Outside Director. Any Awards or other compensation provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director will be excluded for purposes of this Section 3(d).

4. Conditions for Grant of Awards.

(a) Without limiting the generality of the provisions hereof which deal specifically with each form of Award, Awards shall only be granted to such one or more Eligible Persons as shall be selected by the Committee.

(b) In granting Awards, the Committee shall take into consideration the contribution the Eligible Person has made or may be reasonably expected to make to the success of the Company and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company with regard to these matters. The Committee may from time to time in granting Awards under this Plan prescribe such terms and conditions concerning such Awards as it deems appropriate, including, without limitation, relating an Award to achievement of specific goals established by the Committee or, subject to Section 4(d), to the continued employment or service of the Eligible Person for a specified period of time, provided that such terms and conditions are not inconsistent with the provisions of this Plan.

(c) Incentive Stock Options may be granted only to Employees, and all other Awards may be granted to any Eligible Person.

B-7

(d) This Plan shall not confer upon any Holder any right with respect to continuation of employment by the Company, or any right to provide services to the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate his or her employment or service relationship at any time.

(e) Subject to Section 2(nn), the Administrator shall determine in each case whether periods of military or government service shall constitute a continuation of employment or service for the purposes of this Plan or any Award.

(f) The Committee may delegate in writing to the Administrator the authority to grant Awards to new Employees or Consultants of the Company, provided that such authority contains limits on the maximum amount or number of Awards (on both an individual basis and, if the Committee so designates, on an aggregate basis) that the Administrator may grant under such authority. Such authority shall also designate the terms and conditions for these grants.

5. Options

(a) Grant of Options.

(i) The Committee may grant Options to Eligible Persons from time to time, alone, in addition to, or in tandem with, other Awards granted under this Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option.

(ii) If both Incentive Stock Options and Non-Qualified Stock Options are granted to a Holder, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

(iii) The aggregate Fair Market Value (determined as of the Date of Grant) of the Reserved Shares with respect to which any Incentive Stock Option is exercisable for the first time by a Holder during any Plan Year under this Plan and all such plans of the Company (as defined in Section 424 of the Code) shall not exceed $100,000; provided, without limitation, that any portion of an Option designated as an Incentive Stock Option which exceeds such $100,000 limit will, notwithstanding such designation, be a validly granted Non-Qualified Stock Option.

(iv) In addition to the adjustments provided for in Section 3(c) the Committee also may modify the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

(b) Option Price.

(i) The Option Price shall be any price determined by the Committee which is not less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to a 10% Person the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant. The Administrator shall determine the Fair Market Value per Share in accordance with the terms set forth in the definition thereof.

(ii) Unless otherwise provided by the Committee in any agreement granting an Option, the Option Price may be paid in cash, by certified or cashier’s check, by wire transfer, by money order, or by a combination of the above; provided, however, that the Administrator may accept a personal check in full or partial payment.

B-8

(c) Exercise of Options.

An Option shall be deemed exercised when (i) the Administrator has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate Option Price plus required withholding tax amounts, if any, described in Section 11, of the Reserved Shares as to which the Option is exercised has been made. Separate stock certificates shall be issued by the Company for any Reserved Shares acquired as a result of exercising an Incentive Stock Option and a Non-Qualified Stock Option.

(d) Vesting of Options.

(i) Without limitation, each Option shall Vest in whole or in part, and Reserved Shares subject to such Option shall become Vested Option Shares, or shall expire, according to the terms of the Option as expressly provided in such Option agreement.

(ii) The Committee, in its sole discretion, may accelerate the date on which all or any portion of an otherwise unvested Option shall Vest or restrictions on Restricted Shares will lapse.

(e) Termination of Option Period.

Unless the terms of an agreement grating the Option expressly provide for a different date of termination, the unexercised portion of an Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(1) three months following Holder’s Separation for any reason except death, Disability or for Cause; or

(2) immediately upon Separation as a result, in whole or in material part, of a discharge for Cause; or

(3) on the first (1st) year anniversary of a Separation by reason of death or Disability; or

(4) in the case of a 10% Person, on the fifth (5th) anniversary of the Date of Grant; or

(5) other than with respect to a 10% Person, on the tenth (10th) anniversary of the Date of Grant.

B-9

6. Restricted Share Awards.

(a) The Committee may grant Restricted Share Awards to any Eligible Person, for no cash consideration, for such minimum consideration as may be required by applicable law, or for such cash consideration as may be specified in the grant. The terms and conditions of Restricted Share Awards shall be specified in the written agreement governing the Award Unless otherwise provided in the Restricted Share Award, upon the expiration of Restrictions, the Restricted Shares shall cease to be Restricted Shares.

(b) Generally, the Restrictions on Restricted Share Awards shall lapse in whole, or in installments, over whatever Restricted Period shall be selected by the Committee and as included in the agreement governing such Award.

(c) Without limitations, the Committee may issue Restricted Share Awards that vest upon grant, or may accelerate the date on which Restrictions lapse, are waived or are accelerated .

(d) During the Restricted Period, the certificates representing the Restricted Shares, and any Restricted Share Distributions, shall be registered in the Holder’s name and bear a restrictive legend disclosing the Restrictions, the existence of this Plan and the existence of such Restricted Share Award. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit the transfer to the Company of all or any portion of the Restricted Shares, and any assets constituting Restricted Share Distributions, which shall be forfeited in accordance with the terms of such Restricted Share Award. Restricted Shares shall constitute issued and outstanding Common Stock for all corporate purposes and the Holder shall have all rights, powers and privileges of a holder of unrestricted Shares except those that are expressly excluded under the terms of the Restricted Share Award. The Holder will not be entitled to delivery of the stock certificates until all Restrictions shall have terminated, and the Company will retain custody of all related Restricted Share Distributions (which will be subject to the same Restrictions, terms, and conditions as the related Restricted Shares) until the conclusion of the Restricted Period with respect to the related Restricted Shares; provided, that any Restricted Share Distributions shall not bear interest or be segregated into a separate account but shall remain a general asset of the Company, subject to the claims of the Company’s creditors, until the conclusion of the applicable Restricted Period, at which time such Restricted Share Distributions shall be distributed to the Holder in a single lump sum, to the extent the Participant is otherwise entitled to such Restricted Share Distributions; provided, further, that any material breach of any terms of the Restricted Share Award, as reasonably determined by the Administrator, will cause a forfeiture of both Restricted Shares and Restricted Share Distributions.

(e) The terms and conditions of Restricted Stock Units shall be reflected in an Award agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. An Eligible Person shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

B-10

(f) Restricted Stock Units awarded to any Eligible Person shall be subject to (A) forfeiture until the expiration of the Restricted Period, including the satisfaction of any applicable performance or time-based Restrictions and vesting requirements during such period, to the extent provided in the applicable Award agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Eligible Person to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award agreement. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock Units are granted, such action is appropriate.

(g) At the discretion of the Committee, Restricted Stock Units may be credited with Dividend Equivalents. Dividend Equivalents payable on Restricted Stock Units shall be subject to the same restrictions and vesting requirements as the Restricted Stock Units with respect to which the Dividend Equivalents relate and will be paid or distributed at the same time as the Restricted Stock Units are settled or paid. If the Restricted Stock Unit with respect to which the Dividend Equivalent is paid is forfeited, such Dividend Equivalent also shall be forfeited. Dividend Equivalents shall be settled either in cash or in Common Stock, at the discretion of the Committee.

(h) Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Eligible Person, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit and either cash equal to any Dividend Equivalents credited with respect to each such Restricted Stock Unit in accordance with Section 6(g) hereof, or in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents, provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Restricted Stock Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Restricted Stock Unit.

7. Stock Appreciation Rights (“SAR”).

(a) The Committee shall have authority to grant a SAR with respect to Reserved Shares, including, without limitation, Reserved Shares covered by any Option (“Related Option”). A SAR granted with respect to a Related Option must be granted on the Date of Grant of such Related Option.

(b) For the purposes of this Plan, the following definitions shall apply:

(i) The term “SAR” shall mean a right granted under this Plan, including, without limitation, a right granted in tandem with an Award that shall entitle the Holder thereof to an amount equal to the SAR Spread payable as described in this Section 7(d).

(ii) The term “SAR Spread” shall mean with respect to each SAR an amount equal to the product of (1) the excess of (A) the Fair Market Value per Share on the date of exercise, over (B) the Agreed Price which, without limitation, is the Fair Market Value of the Reserved Shares on the Date of Grant, in each case multiplied by (2) the number of Reserved Shares with respect to which such SAR is being exercised.

B-11

(c) To exercise the SAR the Holder shall:

(i) Give written notice thereof to the Company, specifying the SAR being exercised and the number or Reserved Shares with respect to which such SAR is being exercised, and

(ii) If requested by the Company, deliver within a reasonable time the agreement evidencing the SAR being exercised and, if applicable, the Related Option agreement, to the Secretary of the Company who shall endorse or cause to be endorsed thereon a notation of such exercise and return all agreements to the Holder.

(d) As soon as practicable, but in no event later than sixty (60) days after the exercise of a SAR, the Holder will receive the equivalent value in cash of Reserved Shares having a Fair Market Value, as determined on the date of exercise of the Vested SAR, equal to the SAR Spread described in Section 7(b)(ii) above.

(e) A SAR may be exercised only if and to the extent that it is permitted under the terms of the Award which shall be only when such Related Option is eligible to be exercised to the extent applicable.

(f) A SAR shall be transferable only to the extent, if any, provided in the agreement evidencing the SAR.

(g) Each SAR shall be on such terms and conditions not inconsistent with this Plan as the Committee may determine, provided that the term of a SAR may not extend beyond the tenth (10th) anniversary of its Date of Grant.

(h) The Holder shall have no rights as a stockholder with respect to the related Reserved Shares as a result of the grant of a SAR.

(i) Each SAR may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The SAR may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual SARs may vary. No SAR may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

8. Transferability of Awards.

(a) Awards made under this Plan shall not be transferable by the Holder other than by will or the laws of descent and distribution, and so long as a Holder lives, only such Holder or his or her guardian or legal representative shall have the right to exercise any Award that is an Incentive Stock Option; notwithstanding the foregoing, the Holder of an Incentive Stock Option may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Holder, shall thereafter be entitled to exercise the Incentive Stock Option, in accordance with the terms of the agreement governing the Incentive Stock Option.

B-12

With respect to Awards made under this Plan (other than Incentive Stock Options which are addressed above), a Holder may file with the Administrator a written designation, on such form as may be prescribed by the Administrator, of the person(s) that in the event of the Holder’s death are authorized to (i) exercise any Options or SARs awarded to the Holder and to receive Holder’s rights pursuant to Holder’s Awards and/or (ii) receive payment of any cash awards awarded to the Holder. To the extent that the Holder has completed such a designation for Awards made under this Plan, such designation will remain in effect and shall prevail with respect to any Award issued hereunder until changed in writing by the Holder, which Holder may do at any time by written notice to the Administrator, to the extent enforceable under Applicable Laws. In the event that the Holder has filed no such designation with respect to the Holder’s Awards under this Plan, or where the person(s) designated by the Holder has dissolved or predeceases him or her (as applicable), the Company will allow the legal representative of the Holder’s estate to exercise any and all rights under an Award, and the Holder’s estate may receive any corresponding issuance of Reserved Shares or other payment authorized under the terms of this Plan.

9. Securities Law Compliance.

No Holder shall be, or have any of the rights or privileges of, the owner of Reserved Shares subject to an Award unless and until certificates representing the Common Stock shall have been issued and delivered to such Holder. Each agreement governing an Award shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Holder has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the 1934 Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

10. Administration of this Plan.

(a) This Plan shall be administered by the Committee and, except for the powers reserved to the Board in Section 14 hereof, the Committee shall have all the administrative powers under this Plan. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Outside Directors. The Board shall have discretion to determine whether it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the 1934 Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Outside Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the 1934 Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Outside Directors.

B-13

(b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan and, without limitation, may delegate all of what, in its sole discretion, it determines to be primarily administrative or ministerial duties to the Administrator. The determinations under, and the interpretations of, any provision of this Plan or an Award by the Committee (or the Administrator in the exercise of his or her administrative authority) shall, in all cases, be in its sole discretion, and shall be final, binding and conclusive.

(c) No member of the Committee, or the Administrator, shall be liable for any action taken or omitted to be taken by such member or by any other member of the Committee or by the Administrator with respect to this Plan, and to the extent of liabilities not otherwise insured under a policy purchased by the Company, the Company does hereby indemnify and agree to defend and save harmless any member of the Committee, and the Administrator, with respect to any liabilities asserted or incurred in connection with the exercise and performance of their powers and duties hereunder, unless such liabilities are judicially determined to have arisen out of such person’s gross negligence, fraud or bad faith. Such indemnification shall include attorney’s fees and all other costs and expenses reasonably incurred in defense of any action arising from such act of commission or omission. Nothing herein shall be deemed to limit the Company’s ability to insure itself with respect to its obligations hereunder.

(d) In particular, and without limitation, except for the authority granted to the Administrator under Section 4(f) to make determinations described in subsections (i), (ii), and (iii) below while carrying out the general delegation by the Committee with respect to the grant of Awards to new Employees and Consultants, the Committee shall have the authority, consistent with the terms of this Plan:

(i) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Persons;

(ii) to determine the number of Reserved Shares to be covered by each such Award granted hereunder;

(iii) to determine the terms and conditions of any Award granted hereunder, without limitation, the exercise price and medium of payment and vesting provisions;

(iv) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award, (i) as required to comply with existing law or regulations without consent of the Holder; and (ii) to amend any outstanding Awards as the Committee deems appropriate provided, however, that if such amendment impairs a Holder’s rights or increases a Holder’s obligations under his or her Award or creates or increases a Holder’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Holder’s consent, but only to the extent that such amendment would result in a material change;

B-14

(v) to determine whether, to what extent, and under what circumstances Awards under this Plan are to be made, and operate, on a tandem basis with other Awards under this Plan;

(vi) to determine (or to delegate to the Administrator the authority to determine) whether to permit payment of tax withholding requirements in Shares;

(vii) to construe and interpret the Plan and apply its provisions;

(viii) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(ix) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(x) to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(xi) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(xii) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(xiii) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

(e) All decisions made by the Committee pursuant to the provisions of this Plan shall be final, conclusive and binding upon the Company and the Holders and each other affected party.

(f) Without limitation, the Committee in its sole discretion may limit the authority granted, or previously granted, hereunder by the Committee to the Administrator by notifying the Administrator in writing of such change.

11.Tax Withholding.

On or immediately prior to the date on which a payment is made to a Holder hereunder or, if earlier, the date on which an amount is required to be included in the income of the Holder as a result of an Award, the Holder shall be required to pay to the Company, in cash, the amount (if any) which the Company reasonably determines to be necessary in order for the Company to comply with applicable federal, state or local tax withholding requirements, and the collection of employment taxes.

B-15

12. Effect of a Change in Control.

Unless otherwise provided in an agreement governing an Award, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options and SARs shall become immediately exercisable with respect to 100% of the Reserved Shares subject to such Options or SARs, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Shares or Restricted Stock Units. To the extent practicable, any actions taken by the Committee under this Section 12(a) shall occur in a manner and at a time which allows affected Holders the ability to participate in the Change in Control with respect to the Reserved Shares subject to their Awards.

(b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the Holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or SAR with an exercise price (or the Agreed Price in the case of a SAR) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor.

(c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company, taken as a whole.

13. Interpretation.

(a) If any provision of this Plan is held invalid for any reason, such holding shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b) THIS PLAN SHALL BE GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

B-16

14. Amendment and Discontinuation of this Plan.

The Board, or the Committee (subject to the prior written authorization of the Board), may from time to time amend this Plan or any Award; provided, however, that no such amendment may, without approval by the shareholders of the Company, (a) increase the number of Reserved Shares or change the class of Eligible Persons, (b) permit the granting of Awards which expire beyond the maximum ten (10) year period, or (c) make any change for which applicable law or regulatory authority (including the regulatory authority of the Toronto Stock Exchange or the NYSE American or any other market or exchange on which the Common Stock is traded) would require shareholder approval; and provided, further, that no amendment or suspension of this Plan or any Award issued hereunder shall, except as specifically permitted in this Plan or under the terms of such Award, substantially impair any Award previously granted to any Holder without the written consent of such Holder. Without the approval of the Company’s stockholders, the Committee will not re-price, adjust or amend the Option Price or the Agreed Price of any SAR previously awarded, whether through amendment, cancellation and concurrent replacement grant or any other means except as provided in Section 3(c) above. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

15. Effective Date and Termination Date.

This Plan shall be effective as of the Effective Date and shall terminate on the tenth anniversary of such Effective Date; provided, without limitation, that unless otherwise expressly provided in an Award, the termination of this Plan shall not terminate an Award which is outstanding on such date.

16. Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including, without limitation, any rules for elective or mandatory deferral of the delivery of cash or shares of Common Stock pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award agreement, deferral election forms and procedures, and rules established by the Committee, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a) If an Eligible Person is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b) The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

B-17

(c) Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Holder’s Separation shall instead be paid on the first payroll date after the six-month anniversary of the Holder’s Separation (or the Holder’s death, if earlier).

(d) In the case of an Award providing for distribution or settlement upon Vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in this Plan or an Award agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award Vested or the risk of forfeiture lapsed.

(e) Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Holder under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Holder for such tax or penalty.

(f) Notwithstanding anything herein the Plan to the contrary, in the event that any provision of this Plan or the agreement governing an Award is not compliant with Section 409A of the Code, or to the extent necessary to ensure compliance with Section 409A of the Code, the Committee may unilaterally amend the Plan and or the agreement governing an Award as necessary to ensure compliance with Section 409A of the Code.

17. Forfeiture Events.

The Committee may specify in an agreement governing an Award that the Holder’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the agreement governing the Award or otherwise applicable to the Holder, a Separation of the Holder for Cause, or other conduct by the Holder that is detrimental to the business or reputation of the Company including any Award based upon financial metrics, that are affected or reduced by a restatement of the financial statements or reports filed pursuant to the 34 Act shall be reduced, cancelled, forfeited or recouped to the extent necessary to comply with the applicable rules of the U.S. Security and Exchange Commission, the NYSE American or other regulatory or governmental authority.

B-18

18. Clawback Policy.

Notwithstanding any other provision of this Agreement to the contrary, any cash incentive compensation received by a Holder, Awards granted and/or Common Shares issued hereunder, and/or any amount received with respect to any sale of any such Common Shares, shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any clawback policy that the Company may adopt or amend, from time to time, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed, as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws or as the Board may determine is in the best interests of the Company and its stockholders. By accepting any monetary amounts or Awards hereunder a Holder agrees and consents to the Company’s application, implementation and enforcement of (a) any such clawback policy or any similar policy established by the Company that may apply to the Holder and (b) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate such clawback policy, any similar policy (as applicable to the Holder) or applicable law without further consent or action being required by the Holder. To the extent that the terms of this Plan and any clawback policy or any similar policy conflict, then the terms of such clawback policy or other policy shall prevail. Unless this Section 9.13 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Holder to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or a Subsidiary or Parent of the Company.”; and

any director or officer of the Company is authorized to do all acts and things, to execute under the common seal of the Company or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such director or officer (as the case may be) determines to be necessary or desirable in connection with or to give effect to and carry out these resolutions.”

19. Unfunded Plan.

The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

20. Delivery.

Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

21. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

B-19

22. Disqualifying Dispositions.

Any Holder who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

23. Section 16.

It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act so that Holders will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the 1934 Act and will not be subject to short-swing liability under Section 16 of the 1934 Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 22, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

B-20